As filed with the Securities and Exchange Commission on February 11, 2003

                                          1933 Act File No. 33-
                                          1940 Act File No. 811-

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

Pre-Effective Amendment No.          /__/

Post-Effective Amendment No.         /__/

                                       AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    /X/

Amendment No.                       /__/

                         FRANKLIN MUTUAL RECOVERY FUND
                         -----------------------------
              (Exact Name of Registrant as Specified in Charter)

               51 JOHN F. KENNEDY PARKWAY, SHORT HILLS, NJ 07078
               -------------------------------------------------
                    (Address of Principal Executive Office)

                                (201) 912-2100
                                --------------
              (Registrant's Telephone Number, Including Area Code

       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
              (Name and Address of Agent for Service of Process)

With a copy to:

                            Merrill R. Steiner, Esq.
                     Stradely, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                          Philadelphia, Pa 19103-7098


                 Approximate Date of Proposed Public Offering:
AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan check the following box. [x]


       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                               PROPOSED         PROPOSED
TITLE OF                       MAXIMUM          MAXIMUM
SECURITIES                     OFFERING         AGGREGATE       AMOUNT OF
BEING          AMOUNT BEING    PRICE PER        OFFERING        REGISTRATION
REGISTERED     REGISTERED      UNIT/1            PRICE           FEE
===============================================================================
Shares of      10,000,000      $10.00           $100,000,000    $9,200
Beneficial
Interest,
without
par value

----------
(1)   Estimated solely for the purpose of calculating the registration fee.
----------

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH THE PROVISIONS OF SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.



                SUBJECT TO COMPLETION - DATED FEBRUARY 10, 2003

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIeS HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.





Prospectus

Franklin Mutual Recovery Fund


[], 2003

[Insert Franklin Templeton Investments logo]

Franklin Mutual Recovery Fund (Fund) is a closed-end investment company. Its principal investment goal is capital appreciation. Franklin Mutual Advisers, LLC, is the Fund's manager. The manager makes all investment decisions for the Fund and seeks to achieve superior risk adjusted returns with a low correlation to the U.S. equity markets by taking long and short positions in equity and fixed income securities.

Please read this prospectus before investing, and keep it for future reference. It contains important information, including how the Fund invests and the services available to shareholders.

To learn more about the Fund and its policies, you may request a copy of the Fund's Statement of Additional Information (SAI), dated [] 2003, which we may amend from time to time.

We have filed the SAI with the Securities and Exchange Commission (SEC) and have incorporated it by reference into this prospectus.

For a free copy of the SAI or a larger print version of this prospectus, contact your investment representative or call 1-800/DIAL BEN. The Table of Contents of the SAI appears on page [#] of this prospectus.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment in the Fund involves significant risk and is suitable only for persons who can bear the economic risk of the loss of their investment. You should carefully consider these risks before investing in the Fund. Please see "Main Risks."

THIS PROSPECTUS IS NOT AN OFFERING OF THE SHARES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM FRANKLIN/TEMPLETON DISTRIBUTORS,
INC.(DISTRIBUTORS).

Shares representing a beneficial interest in the Fund will be offered initially at $[] per share. The first day of the offering is expected to be _______, 2003, but it may be delayed. A front-end sales charge of 5.75% or less will be imposed by distributors on purchases of shares. An early withdrawal charge of 1% will be imposed by distributors on shares that are held less than eighteen months and that are accepted by the Fund for repurchase in a Repurchase Offer. Certain waivers of these charges may apply. Please see "Opening Your Account - Sales Charges" and "Early Withdrawal Charge."

At the conclusion of this first day, shares will be paid for and issued and the Fund will commence investment operation. After the completion of the first day initial offering, the Fund expects to engage in a continuous offering of shares at a price equal to the next determined public offering price per share. The manager and its affiliates may pay from their own resources additional compensation in connection with the sale and distribution of the shares.

No market currently exists for Fund shares. It is not currently anticipated that a secondary market will develop for the shares. The Fund, the manager and Distributors do not intend to make a secondary market in shares or to list shares on any securities exchange or for quotation on any over-the-counter market. Fund shares are not readily marketable. As a consequence, you should consider the shares to be an illiquid investment. This means that you may not be able to freely sell your shares.

To provide shareholders a means to sell their shares at net asset value, the Fund will make quarterly Repurchase Offers to repurchase shares from shareholders. Each Repurchase Offer will be for a specified percentage (between 5% and 25%) of the Fund's outstanding shares set by the Fund's Board of Trustees. Shares will be repurchased at the net asset value determined as of the close of business (1:00 p.m., Pacific time) on the day the Repurchase Offer ends or within a maximum of fourteen days after the Repurchase Offer ends as described in "Periodic Offers By the Fund to Repurchase Shares From Shareholders." Each Repurchase Offer will last for a period between six weeks and three weeks. The Fund will send to its shareholders a written notification about each Repurchase Offer at the beginning of the Repurchase Offer. A Repurchase Offer is expected to be conducted near the end of every three months after the end of [] 2003. Please see "Periodic Offers By the Fund to Repurchase Shares From Shareholders."

                 PRICE TO       SALES LOAD      PROCEEDS TO
                 PUBLIC (1)                     FUND (2)
Per Share        $[]            $[]             $[]
Total            $[]            $[]             $[]

(1) Shares are offered at a price equal to the public offering price, which initially is $__ per share, and are offered on a best efforts basis, meaning that the Fund will commence operations regardless of the number of shares sold. See "Purchasing Shares of the Fund."

(2) []


                   The date of this Prospectus and Statement of Additional
                    Information is____,2003.



TABLE OF CONTENTS

Expense Summary........................................  []
Information About the Fund.............................  []
Use of Proceeds from Sales of Shares...................  []
Investment Goal and Strategies.........................  []
Main Risks.............................................  []
Who Manages the Fund?..................................  []
Portfolio Transactions by the Fund.....................  []
Investment Performance Information.....................  []
Opening Your Account...................................  []
Buying Shares..........................................  []
Dealer Compensation....................................  []
Periodic Offers by the Fund to
Repurchase Shares from Shareholders....................  []
Early Withdrawal Charge................................  []
Exchanges..............................................  []
Dividends and Distributions to Shareholders............  []
How Taxation Affects the Fund and Its Shareholders.....  []
Description of Shares..................................  []
Transaction Procedures and Special Requirements........  []
Services to Help You Manage Your Account...............  []
What If I Have Questions About My Account?.............  []
Additional General Information.........................  []
Table of Contents of
Statement of Additional Information....................  []

APPENDIX

Description of Ratings.................................  []

FRANKLIN
MUTUAL RECOVERY FUND

[], 2003


P.O. Box 33030
St. Petersburg, FL 33733-8030


1-800/DIAL BEN(R)


EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in the Fund. The Fund's actual expenses may vary.

A.  SHAREHOLDER TRANSACTION EXPENSES/1

    Sales load (as a percentage of offering price)..........     5.75%

    Dividend reinvestment and cash purchase plan fees.......     None

    Early withdrawal charge imposed on repurchase of shares held less than eighteen months (as a percentage of tender proceeds exclusive of all reinvestments and capital appreciation in
    the account)............................................      1.00%2/


B. ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO SHARES)/3

    Management fees.........................................     1.50%/3,/4

    Other expenses..........................................       []%

    Total annual Fund operating expenses ...................         %/3


----------
1. If your transaction is processed through your securities dealer, you may be charged a fee by your securities dealer for this service.
2. An Early Withdrawal Charge of 1% may apply to purchases of shares if you sell the shares within eighteen months.  See "Early Withdrawal Charge."
3. The management fees shown are based on the Fund's maximum contractual amount. Other expenses are estimated.
4. The management fee given above is the Fund's annual base management fee. On a monthly basis, the base fee either will remain unadjusted or will be adjusted up or down depending upon the investment performance of the Fund's shares compared to the investment yield of the [3-Year Treasury Note], the Fund's benchmark. The maximum or minimum adjustment over any 12-month period will be 1%. As a result, the Fund could pay an annualized management fee that ranges from [x.xx%] to [x.xx%] of the Fund's average daily net assets. During the first 12 months of the Fund's operations, the management fee will be charged at the base fee of [x.xx%]% of the Fund's average daily net assets, with no performance adjustment made.
----------


C.  EXAMPLE

    Assume the Fund's annual return is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are projected amounts you would pay for each $1,000 that you invest in shares.

                               1 YEAR     3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------

    Assuming no tender of
    shares for repurchase by the Fund  $[] $         $          $

    Assuming tender and repurchase of shares by the Fund on last day of period and, for the eighteen month period, imposition of the early withdrawal charge......... $[]




    THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in its net asset value or dividends and are not directly charged to your account.

INFORMATION ABOUT THE FUND

THE FUND The Fund is a closed-end management investment company. It was formed as a Delaware statutory trust on [], 2003, and is registered with the SEC. The Fund's principal business is investing its assets by purchasing and selling securities on an ongoing basis, as described in this prospectus. The Fund does not issue redeemable shares (shares that you may redeem at any time). See "Periodic Offers by the Fund to Repurchase Shares from Shareholders."

INITIAL AND CONTINUOUS OFFERING The Fund will begin offering its shares on [], 2003. The Fund will engage in a continuous offering of shares, at a price equal to the public offering price per share, next determined after a purchase order is received, which is the net asset value per share plus any applicable sales charge.

Franklin/Templeton Distributors, Inc. (Distributors), One Franklin Parkway, San Mateo, CA 94403-1906, and other securities dealers that have entered into selected dealer agreements with Distributors, will offer and sell shares of the Fund on a continuous basis beginning with an initial offering expected to begin on ______, 2003, unless the initial offering date is delayed. The Public Offering Price of shares initially will be $__ per share.

After the initial offering, the Fund will engage in a continuous offering of shares at an offering price equal to the net asset value per share next determined after a purchase order is received, plus any applicable sales charge. The minimum initial purchase during the initial and continuous offering periods is [$1,000 and the minimum subsequent investment in the continuous offering is $50] with certain exceptions (please see page #). The Fund reserves the right to waive or modify the initial and subsequent minimum investment requirements at any time. Any purchase order may be rejected by Distributors or the Fund. Distributors or the Fund also may suspend the continuous offering of shares at any time.

The Fund is designed primarily for long-term investors. It should not be considered a vehicle for short-term trading purposes, given its lack of a secondary market and its early withdrawal charge. See "Early Withdrawal Charge."

PERIODIC OFFERS TO REPURCHASE SHARES FROM SHAREHOLDERS The Fund does not intend to list shares on any securities exchange or arrange for their quotation on any over-the-counter market. Because a secondary market does not currently exist for the Fund's shares and one is not likely to develop, the shares are not readily marketable and the Fund has adopted a fundamental policy to offer each quarter to repurchase a portion of the shares outstanding. In response to each Repurchase Offer, shareholders may choose to tender their shares to the Fund for repurchase. Repurchase Offers occur at a price per share equal to the net asset value per share of the shares determined as of the close of business (1:00 p.m. Pacific time) on the day the Repurchase Offer ends or within a period of fourteen days after the Repurchase Offer ends. Each Repurchase Offer will last for a period between six weeks and three weeks. Shareholders will be notified in writing at the beginning of each Repurchase Offer.

Fund shares that have been held for less than eighteen months and that are repurchased by the Fund in a Repurchase Offer will be subject to a contingent deferred sales charge of 1%. The contingent deferred sales charge will be imposed against the lesser of the then current net asset value or the original purchase price of the tendered shares.

Under certain limited circumstances, the Fund may suspend or postpone a quarterly Repurchase Offer for the repurchase of shares from the Fund's shareholders. (The Fund must meet certain regulatory requirements and must give notice to shareholders in order to suspend or postpone a Repurchase Offer.) In that event, shareholders will likely be unable to sell their shares until the suspension or postponement ends. The Fund, the manager and Distributors are prohibited from making a market in the Fund's shares as long as the Fund continues to publicly offer shares.

INVESTMENT MANAGER Franklin Mutual Advisers, LLC (Franklin Mutual or the manager) provides investment management oversight and administrative services to the Fund. The manager provides similar services to other funds. The manager is a wholly owned by Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Together, the manager and its affiliates manage over $257 billion in assets. See "Who Manages the Fund?"

DISTRIBUTIONS Capital gains and income dividend distributions, if any, will be distributed annually, usually in December. Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in the Fund. You may elect to have distributions automatically reinvested in additional shares. See "Dividends and Distributions to Shareholders" and "How Taxation Affects the Fund and Its Shareholders."

USE OF PROCEEDS FROM SALES OF SHARES

The net proceeds from the sale of shares are invested in accordance with the Fund's investment goal and policies as soon as practicable. The Fund's immediate ability to pursue its investment goal will depend on economic and market conditions. If the manager determines that market conditions are not suitable for implementing its investment strategies, the manager will initially invest the proceeds in short-term debt obligations. Investments in these short-term investments may reduce the Fund's investment returns.

INVESTMENT GOAL AND STRATEGIES

GOAL The principal investment goal of the Fund is capital appreciation. The Fund seeks to achieve superior risk adjusted returns with a low correlation to the U.S. equity markets by investing in equity and debt instruments in the three categories described below. Such investments can be either long or short positions and can utilize a limited amount of leverage.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund will seek investments in the following three general categories:

o Bankruptcy and Distressed Companies - Securities of companies that are in or about to enter bankruptcy or are otherwise experiencing severe financial or operational difficulties.

o Risk Arbitrage - Securities of companies that are involved in announced mergers, acquisitions, or other corporate restructurings.

o Undervalued Stocks - securities which the manager believes are trading at a price substantially below (long) or above (short) their intrinsic value.

The availability of investments at attractive prices in each of these categories varies with market cycles. Therefore, the percentage of the Fund's assets invested in each of these areas fluctuates as the manager attempts to exploit opportunities afforded by cyclical changes. Currently, the Fund's manager expects to focus the Fund's investment program primarily in Bankruptcy and Distressed Companies. However, as market cycles fluctuate, the percentage of the Fund's assets invested in Risk Arbitrage and Undervalued Stocks could increase substantially. The Fund is non-diversified and has no pre-set limits as to the percentage of its portfolio that may be invested in equity or debt securities. The Fund does not currently intend to concentrate its investments in any particular industries but, from time to time, may do so in response to cyclical changes

The Fund's investments in the Bankruptcy and Distressed Companies category typically involve debt securities. Such debt investments will usually take the form of bonds or senior or other bank debt of the issuer which generally are in default or are at substantial risk of default (Distressed Debt). Because of the reduced expectation that issuers of Distressed Debt will be able to pay the interest due on such debt in a timely manner, Distressed Debt typically trades at significant discounts to their nominal face value. The Fund typically invests in Distressed Debt not with an expectation of receiving income, but rather because of the manager's belief that Distressed Debt offers opportunities to achieve capital appreciation in a subsequent restructuring, often within the context of a bankruptcy. Debt securities generally have priority over equity securities in a restructuring of a distressed company and will ordinarily have a preferred position with respect to the issuer's assets.

The Fund may invest without limit in debt securities in any rating category established by an independent rating agency, including lower-rated (or comparable unrated) or defaulted debt securities. The Fund's investments in Bankruptcy and Distressed Companies typically involve the purchase of bank debt, defaulted bonds or other indebtedness of such companies. The Fund also may purchase loan participation interests, trade claims and other similar direct obligations or claims against distressed companies.

Investments in the Undervalued Stocks and Risk Arbitrage categories generally are in equities. In a typical Risk Arbitrage situation relating to an announced merger, acquisition, or other corporate restructuring, the Fund takes a long position in one of the entities participating in the event while taking a short position in the other entity.

The Fund buys stocks "long" that it believes will go up in price and sells stocks "short" that it believes will go down in price. When the Fund takes a long position, it purchases a stock outright. When the Fund takes a short position, it sells a stock it does not own at the current market price and delivers to the buyer a stock that it has borrowed. To close out, or terminate, the short position, the Fund buys the same stock in the market and returns it to the lender. The Fund makes money when the market price of the stock goes down after the short sale. Conversely, if the price of the stock goes up after the sale, the Fund loses money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

In order to take advantage of opportunities to buy more stock, the Fund may borrow money from banks (be leveraged). The manager's use of leverage will also most often be in connection with Risk Arbitrage situations.

The Fund is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest, and the Fund may invest a significant portion of its assets in smaller capitalization companies. It is anticipated that the Fund's portfolio typically will have a long bias (I.E., will be net long). While the Fund generally purchases securities for investment purposes, the manager may also be a proponent, in situations where it believes it is appropriate, of shareholder activism in the furtherance of corporate governance or other measures, and may seek to influence or control management of a company in which it invests, or invest in other companies that do so, when the manager believes such actions will increase the value of the Fund's portfolio holdings.

While sharing a similar value-oriented approach as that followed by the open-end investment companies managed by the manager, as a closed-end fund the Fund has greater flexibility to invest in illiquid positions and in positions with little or no public float, and to invest proportionately more of its portfolio in distressed, risk arbitrage or other special situations in response to cyclical market changes.

The Fund may invest a substantial portion of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt. The Fund generally seeks to hedge (protect) against currency risks, largely using forward currency exchange contracts.

PORTFOLIO SELECTION The manager employs a research driven, fundamental value strategy for the Fund. In choosing investments, the manager focuses on the market price of a company's securities relative to the manager own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings of comparable securities of both public or private companies. The prices of debt obligations of Bankruptcy or Distressed Companies may be "cheap" relative to the value of the company's assets. The Fund may invest in such securities, for example, if the manager believes the market may have overreacted to adverse developments or failed to appreciate positive changes. Similarly, prices of Undervalued Stocks are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. The manager examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

TEMPORARY INVESTMENTS The manager may keep a portion, which may be significant at times, of the Fund's assets in cash, U.S. government or agency issued securities, or invested in short-term, highly liquid money market instruments, when it believes that insufficient investment opportunities meeting the Fund's investment criteria exist or that it may otherwise be necessary to maintain liquidity. For example, when prevailing market valuations for securities are high, there may be fewer securities available at prices below what is believed to be their intrinsic value. In addition, when the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner or hold a substantial portion of the Fund's portfolio in cash. In these circumstances, the Fund may be unable to achieve its investment goals.

MAIN RISKS

DISTRESSED INVESTING Distressed assets are private or public securities of companies that are in or about to enter bankruptcy or are otherwise experiencing severe financial or operational difficulties. Publicly available information concerning distressed assets is often less extensive and less reliable in comparison to other securities. Consequently, the market for distressed assets is often inefficient in comparison to securities traded on major securities exchanges and short-term volatility can be extreme and liquidity can vanish almost instantaneously. In addition, the manager will frequently take significant positions in distressed assets and seek to exert significant influence in the restructuring of the issuer. The concentrated nature of such holdings and/or the increased potential for obtaining material, non-public information concerning the issuer heighten the risk that the Fund would be constrained in its ability to trade such positions. SEE "LIQUIDITY" BELOW.

Although distressed assets may already be trading at substantial discounts to prior market values, there is significant risk that the financial, legal or other status of the issuer may deteriorate even further. Access to financing is more difficult for distressed issuers, and relationships with customers and vendors often get worse as the issuer's financial posture weakens. Financial restructurings are subject to numerous factors beyond the control or anticipation of any of the parties involved, and the eventual timing and form of restructuring may be far different than anticipated by the manager.

Distressed assets can take the form of publicly traded senior and subordinated bonds, and many distressed debt obligations have no regulated market such as bank loans, trade claims and consumer loans.

LIQUIDITY. The Fund may invest a substantial portion of its net assets in securities that have restrictions on the Fund's ability to sell the security and other securities with a limited trading market. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities also may make it more difficult for the Fund to obtain market quotations based on actual trades for the purpose of valuing the Fund's portfolio.

LOWER-RATED AND UNRATED DEBT SECURITIES Securities rated below investment grade, sometimes called "junk bonds," and the type of unrated debt securities purchased by the Fund, generally have more risk than higher-rated securities. Such securities generally have more risk of failing to make principal and interest payments when due than higher-rated securities. They also may fluctuate more in price, and are less liquid than higher-rated securities. Their prices are especially sensitive to developments affecting the company's business and to ratings changes, and typically rise and fall in response to factors that affect the company's stock prices. Companies issuing such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, than better capitalized companies.

LOAN PARTICIPATIONS AND TRADE CLAIMS. The Fund may purchase trade claims and other similar direct obligations or claims against companies in bankruptcy. Trade claims are generally purchased from creditors of the bankrupt company and typically represent money due to a supplier of goods or services to the company. When the Fund purchases a trade claim, there is no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim.

The purchase of indebtedness or loan participations of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that principal invested may be lost. In addition to these risks, purchasers of participations take on the risk as to the creditworthiness of the bank or other financial intermediary issuing the participation. Purchasers of participation must also rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness.

VALUE INVESTING Value investments may not increase in price as anticipated by the manager, and may decline even further if other investors fail to recognize the company's value, or favor investing in faster-growing companies, or if the factors that the manager believes will increase the price do not occur.

The Fund's bargain-driven focus may result in the Fund choosing securities that are not widely followed by other investors; "cheaply" priced securities also may include companies reporting poor earnings, companies whose share prices have declined sharply (sometimes growth companies that have recently stumbled) to levels considered "cheap" in the manager's opinion, turnarounds, cyclical companies, or companies emerging from bankruptcy, all of which may have a higher risk of continuing to be ignored or rejected, and therefore, remaining undervalued by the market or losing more value.

CREDIT An issuer may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact performance.

BANKRUPTCY AND DISTRESSED COMPANIES Debt obligations of Bankruptcy and Distressed Companies typically are unrated, have ratings lower than "investment grade," or are in default or close to default and may become worthless. Please see "Lower-Rated and Unrated Debt Securities" above.

RISK ARBITRAGE A merger or other restructuring or tender or exchange offer proposed at the time the Fund invests in an Arbitrage position may not be completed on the terms contemplated or within the time frame anticipated by the manager, resulting in losses to the Fund. Such losses would be magnified to the extent that the Fund uses leverage to increase its stake in an Arbitrage.

SECTOR FOCUS Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. Although the manager does not currently expect to concentrate the Fund's investments in any one sector, it may, based on cyclical changes in the market, allocate more of the Fund's portfolio holdings to a particular sector. In such case, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.

FOREIGN SECURITIES Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth less in U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

STOCKS While stocks, as a class, have historically outperformed other types of investments over the long term, individual stock prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole.

SMALLER COMPANIES While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. In addition, smaller companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

SHORT SALES It is possible that the Fund's long positions will decline in value at the same time that the value of the stocks sold short increases, thereby increasing the potential for loss. The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request the borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that the Fund will have to cover its short sale at an unfavorable price. If that happens, the Fund will lose some or all of the potential profit from, or even incur a loss as a result of, the short sale.

Until the Fund replaces a borrowed security, it will maintain daily a segregated account with a broker or custodian, as required by law. The Fund is also required to repay the lender any dividends or interest that accrue on the stock during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral deposited with the broker or custodian.

In addition, short selling may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund.

DIVERSIFICATION The Fund is a non-diversified fund. It may invest a greater portion of its assets in the securities of one issuer than a diversified fund. The Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Fund's shares. The Fund, however, intends to meet certain tax diversification requirements.

DERIVATIVE SECURITIES The Fund generally seeks to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, where available and when, in the manager's opinion, it would be advantageous to the Fund. A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position.

Forward foreign currency exchange contracts are considered derivative investments, because their value depends on the value of an underlying asset to be purchased or sold. The Fund's investments in derivatives may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, its success will depend on the manager's ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, delivery failure, default by the other party, or inability to close out a position because the trading market became illiquid.

RISK OF DECLINE IN NET ASSET VALUE DUE TO REPURCHASES The net asset value may decline as a result of the Fund's sales of portfolio securities to finance a Repurchase Offer. The Fund may be required to sell portfolio securities to raise cash to finance a Repurchase Offer, which may cause the market prices of the Fund's portfolio securities, and hence the Fund's net asset value, to decline. If such a decline occurs, the Fund cannot predict its magnitude or whether such a decline would be temporary or continue until or beyond the date the Repurchase Offer is priced. Because the price per share to be paid in the Repurchase Offer will depend upon the net asset value per share as determined on the actual pricing date, the consideration received by tendering shareholders would be reduced if the decline continued until the actual pricing date. In addition, the sale of portfolio securities will increase the Fund's transaction expenses, and the Fund may receive proceeds from the sale of portfolio securities that are less than their valuations by the Fund. Accordingly, because of the Repurchase Offer, the Fund's net asset value per share may decline more than it otherwise might, thereby reducing the amount of proceeds received by tendering shareholders and the net asset value per share for non-tendering shareholders.

ANTI-TAKEOVER PROVISIONS The Fund's Declaration of Trust contains terms that limit the ability of other entities or persons to acquire control of the Fund or to change its Board of Trustees. These provisions may limit opportunities for the shares to increase in value through a merger, acquisition or similar change in the Fund because a third party will be discouraged from attempting to institute such changes in the Fund. The terms, at the same time, present advantages, such as potentially increasing the Board's ability to (i)negotiate to increase the value of change for the Fund's shareholders, and (ii) facilitate the continuity of the Fund's management and investment goal and strategies. See "Description of Shares - Certain Anti-Takeover Provisions in the Declaration of Trust."

EFFECTS OF BORROWING AND LEVERAGE The Fund is authorized to borrow money to meet unfunded commitments in connection with investments or to make repurchases of shares in Repurchase Offers for its shares. There is a risk that the costs of borrowing may exceed the income and appreciation, if any, on assets acquired with the borrowed funds. If this occurs, the use of leverage will reduce the investment performance of the Fund compared with what it would have been without leverage. When the Fund borrows money, the lender will have the right to receive scheduled interest and principal payments. The lender's right to such payments will be senior to those of the holders of Fund shares. The terms of any such borrowing may limit certain activities of the Fund, including the payment of dividends to holders of Fund shares.

Furthermore, the lenders may be granted certain voting rights if the Fund defaults in the payment of interest or repayment of principal. Subject to its ability to liquidate its relatively illiquid portfolio securities, the Fund intends to repay the borrowings in the event that the borrowings would impair the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended (Internal Revenue Code). Interest payments and fees paid by the Fund on any borrowings will reduce the amount of income it has available to pay as dividends to the Fund's shareholders.

The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate.

Leverage creates certain risks for holders of Fund shares. Leveraging by the Fund creates an opportunity for greater total return but, at the same time, increases exposure to losses. The net asset value of Fund shares may be more volatile than if the Fund were not leveraged.

WHO MANAGES THE FUND?

THE BOARD OF TRUSTEES (BOARD). The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations.

INVESTMENT MANAGER. Franklin Mutual, 51 John F. Kennedy Parkway, Short Hills, NJ 07078, is the Fund's investment manager. Franklin Mutual makes all day-to-day investment decisions on behalf of the Fund. Together, the manager and its affiliates manage over $257 billion in assets. The investment manager may delegate certain risk management compliance and other portfolio monitoring functions to its affiliates.

Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions.

PORTFOLIO MANAGERS.

DAVID J. WINTERS CFA, PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER OF FRANKLIN MUTUAL
Mr. Winters has been a manager of the Fund since inception. He is the portfolio manager with primary responsibility for two of the mutual funds managed by Franklin Mutual and shares primary responsibility for two other mutual funds managed by Franklin Mutual. He joined Franklin Templeton Investments in 1996.

MICHAEL EMBLER, VICE PRESIDENT OF FRANKLIN MUTUAL
Mr. Embler has been a manager of the Fund since inception. He joined Franklin Templeton Investments in 2001. Previously, he was a Managing Director at Nomura Holding America, Inc.

MANAGEMENT FEES. The Fund pays Franklin Mutual a fee for managing the Fund's assets. The fee paid to Franklin Mutual is comprised of two components. The first component is an annual base fee equal to [x.xx%] of the Fund's average daily net assets. The second component is a performance adjustment that either increases or decreases the base fee, depending on how the Fund has performed relative to its benchmark, the [3-Year Treasury Note]. The maximum performance adjustment upward or downward is [x.xx%] annually. Depending on the performance of the Fund, during any fiscal year, Franklin Mutual may receive as much as [x.xx%] or as little as [x.xx%] in management fees. During the first twelve months of the Fund's operations, the management fee will be charged at the base fee of [x.xx%], with no performance adjustment.

ADMINISTRATIVE SERVICES. Franklin Templeton Services, LLC (FT Services) has an agreement with the Fund to provide certain administrative services and facilities for the Fund. FT Services is wholly owned by Resources and is an affiliate of the Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

The Fund pays FT Services a monthly fee equal to an annual rate of [x.xx%] of the Fund's average daily net assets.

SHAREHOLDER SERVICING AND TRANSFER AGENT. Franklin Templeton Investor Services, LLC (Investor Services), a wholly owned subsidiary of Resources, is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated at an annual rate of [x.xx%] of the Fund's average daily net assets. The Fund also may reimburse Investor Services for certain out-of-pocket expenses.

CUSTODIAN. Bank of New York, Mutual Funds Division, 100 Church Street, New York, New York 10286, acts as custodian of the securities and other assets of the Fund. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

PORTFOLIO TRANSACTIONS BY THE FUND

The manager tries to obtain the best execution on all transactions. If the manager believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, when selecting a broker or dealer.

The Fund engages in trading when the manager has concluded that the sale of a security owned by the Fund and/or the purchase of another security can enhance the value of the Fund's portfolio. A security may be sold to avoid any prospective decline in market value, or a security may be purchased in anticipation of a market rise. Consistent with the Fund's investment goal, a security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities.

The Fund's annual portfolio turnover rate is not expected to exceed 100%. The rate may vary greatly from year to year and will not be a limiting factor when the manager deems portfolio changes appropriate. For example, an increase in the Fund's participation in Risk Arbitrage situations would increase the Fund's portfolio turnover rate, potentially resulting in an annual rate in excess of 100%. Although the Fund generally does not intend to trade for short-term profits, the securities held by the Fund will be sold whenever the manager believes it is appropriate to do so. Sales will be made without regard to the length of time the security may have been held. Large share repurchases by the Fund of its shares during the quarterly or discretionary Repurchase Offers may require the Fund to liquidate portions of its securities holdings for cash to repurchase the shares. The liquidation of such holdings may result in a higher than expected annual portfolio turnover rate. A 100% annual portfolio turnover rate would occur if the lesser of the value of purchases or sales of the Fund's securities for a year (excluding purchases of U.S. Treasury and other securities with a maturity at the date of purchase of one year or less) were equal to 100% of the average monthly value of the securities, excluding short-term investments, held by the Fund during such year. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs that the Fund will bear directly.


INVESTMENT PERFORMANCE INFORMATION

From time to time, the Fund advertises its performance. Performance information may include total return for specific time periods.

Total return is the change in value of an investment over a given period. Total return assumes any dividends and capital gains are reinvested.

Performance figures will reflect the imposition of the front-end sales charge and the early withdrawal charge, but additional performance figures that are calculated without reflecting these charges may be presented.

Performance figures are always based on the Fund's past performance and do not guarantee future results. The Fund's total return will vary, depending on market conditions, the securities that the Fund owns, the Fund's operating expenses and the amount of capital gains or losses during the period. For a more detailed description of how the Fund calculates its performance figures, please see "How Does the Fund Measure Performance?" in the SAI.

OPENING YOUR ACCOUNT

SALES CHARGES

                              THE SALES CHARGE
                              MAKES UP THIS %    WHICH EQUALS THIS
WHEN YOU INVEST THIS AMOUNT   OF THE OFFERING      % OF YOUR NET
                                   PRICE            INVESTMENT
--------------------------------------------------------------------
Under $50,000                       5.75               6.10
$50,000 but under $100,000          4.50               4.71
$100,000 but under $250,000         3.50               3.63
$250,000 but under $500,000         2.50               2.56
$500,000 but under $1               2.00               2.04
million

INVESTMENTS OF $1 MILLION OR MORE. If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page [#]), you can buy Fund shares without an initial sales charge.

SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

Certain Franklin Mutual Series Fund Inc. (Mutual Series Fund) shareholders who qualify to purchase shares at net asset value.

o Current shareholders who owned shares of any Mutual Series Fund on October 31, 1996, and their immediate family members residing at the same address

o Partnership shareholders who owned shares of any Mutual Series Fund on October 31, 1996, whether or not they are listed on the registration

o Corporate shareholders who owned shares of any Mutual Series Fund on October 31, 1996, using the same registration, or new companies of such corporate shareholders that have been reorganized into smaller, independent companies

o Shareholders who owned shares of any Mutual Series Fund through a broker-dealer or service agent omnibus account on October 31, 1996

o Employees who owned shares of any Mutual Series Fund through an employer-sponsored retirement plan on October 31, 1996, and who wish to open new individual Fund accounts in their own names

o Qualified registered investment advisors who have clients invested in any of the Mutual Series Funds on October 31, 1996, or who buy through a broker-dealer or service agent who has entered into an agreement with Franklin Templeton Distributors Inc. (Distributors)

Other investors who qualify to purchase shares at net asset value.

o Broker-dealers, registered investment advisors or certified financial planners who have an agreement with Distributors for clients participating in comprehensive fee programs. Minimum investments: $250,000 initial ($100,000 initial for an individual client) and $50 additional.

o Officers, trustees, directors and full-time employees of Franklin Templeton Investments and their immediate family members. Minimum investments: $100 initial ($50 for accounts with an automatic investment plan) and $50 additional.

o Investors buying shares with redemption proceeds from a sale of Fund shares if reinvested within 365 days of the redemption date. For investors who owned shares of any Mutual Series Fund on October 31, 1996, the 365 day requirement does not apply.

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition, or exchange offer or other business combination transaction.

o  Accounts managed by Franklin Templeton Investments.

o  The Franklin Templeton Profit Sharing 401(k) Plan. Minimum investments:
   No initial or additional minimums.

o Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under section 401 of the Internal Revenue Code, including salary reduction plans qualified under section 401(k) of the Internal Revenue Code, and that are sponsored by an employer (i) with at least 10,000 employees, or (ii) with retirement plan assets of $100 million or more. Minimum investments: No initial or additional minimums.

o Trust companies and bank trust departments initially investing in Franklin Templeton funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. Minimum investments: No initial or additional minimums.

QUANTITY DISCOUNTS. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases of Fund shares.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.
[End callout]

o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in Franklin Templeton funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.

o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

                   TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE
                APPROPRIATE SECTION OF YOUR ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE. If you sell shares of a Franklin Templeton fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

Certain Franklin Templeton funds offer multiple share classes not offered by this Fund. For purposes of this privilege, the Fund's shares are considered to be Class A shares.

If you paid a contingent deferred sales charge (CDSC) when you sold your Class A shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

SALES CHARGE WAIVERS. The Fund's shares may be purchased without an initial sales charge or by various individuals, institutions and retirement plans or by investors who reinvest certain distributions and proceeds within 365 days. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. For information about retirement plans, you may call Retirement Services at 1-800/527-2020. A list of available sales charge waivers also may be found in the SAI.

GROUP INVESTMENT PROGRAM. Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying Fund shares at a discount.


BUYING SHARES

MINIMUM INVESTMENTS
-------------------------------------------------------------------------------
                                        INITIAL      ADDITIONAL
-------------------------------------------------------------------------------
Regular accounts                        $1,000       $50
-------------------------------------------------------------------------------
Automatic investment plans              $50 ($25/1   $50 ($25/1
                                        for a        for a
                                        Coverdell    Coverdell
                                        Education    Education
                                        Savings      Savings
                                        Plan)        Plan)
-------------------------------------------------------------------------------
UGMA/UTMA accounts                      $100         $50
-------------------------------------------------------------------------------
Employer Sponsored Retirement Plans     no minimum   no minimum/2
-------------------------------------------------------------------------------
IRAs, IRA rollovers, Coverdell
Education Savings Plans or Roth IRAs    $250         $50
-------------------------------------------------------------------------------
Broker-dealer sponsored wrap account
programs                                $250         $50
-------------------------------------------------------------------------------
Full-time employees, officers,          $100         $50
trustees and directors of Franklin
Templeton entities, and their
immediate family members
-------------------------------------------------------------------------------

----------
1.  Effective July 1, 2003, the $25 minimum investment will increase to $50.
2.  Effective July 1, 2003, there will be a $25 minimum investment.
----------

           PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF A FUND ELIGIBLE
                     FOR SALE IN YOUR STATE OR JURISDICTION.


Certain Franklin Templeton funds offer multiple share classes not offered by this Fund. Please note that for selling or exchanging your shares, or for other purposes, the Fund's shares are considered Class A shares.

ACCOUNT APPLICATION. If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Services to Help You Manage Your Account" on page [#]). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and sales. We do not accept cash, credit card convenience checks, money orders and travelers checks as forms of payment to purchase shares.


BUYING SHARES
-------------------------------------------------------------------------------
                       OPENING AN ACCOUNT      ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------
[Insert graphic of
hands shaking]
                       Contact your            Contact your investment
THROUGH YOUR           investment              representative
INVESTMENT             representative
REPRESENTATIVE
-------------------------------------------------------------------------------
[Insert graphic of     If you have another     Before requesting a
phone and computer]    Franklin Templeton      telephone or online
                       fund account with your  purchase into an
BY PHONE/ONLINE        bank account            existing account,
                       information on file,    please make sure we
(Up to $100,000 per    you may open a new      have your bank account
shareholder per day)   account by phone. At    information on file. If
                       this time, a new        we do not have this
1-800/632-2301         account may not be      information, you will
                       opened online.          need to send written
franklintempleton.com                          instructions with your
                       To make a same day      bank's name and
NOTE:  CERTAIN         investment, your phone  address, a voided check
ACCOUNT TYPES ARE      order must be received  or savings account
NOT AVAILABLE FOR      and accepted by us by   deposit slip, and a
ONLINE ACCOUNT         1:00 p.m. Pacific time  signature guarantee if
ACCESS                 or the close of the     the bank and Fund
                       New York Stock          accounts do not have at
                       Exchange, whichever is  least one common owner.
                       earlier.

                                               If you have online access, you
                                               will be able to add or change
                                               bank account information that we
                                               can use to process additional
                                               purchases into your Franklin
                                               Templeton account.

                                               To make a same day investment,
                                               your phone or online order must
                                               be received and accepted by us by
                                               1:00 p.m. Pacific time or the
                                               close of the New York Stock
                                               Exchange, whichever is earlier.
-------------------------------------------------------------------------------
                       Make your check         Make your check payable
[Insert graphic of     payable to the Fund.    to the Fund. Include
envelope]                                      your account number on
                       Mail the check and      the check.
BY MAIL                your signed
                       application to          Fill out the deposit
                       Investor Services.      slip from your account
                                               statement. If you do not have a
                                               slip, include a note with your
                                               name, the Fund name, and your
                                               account number.

                                               Mail the check and deposit slip
                                               or note to Investor Services.
-------------------------------------------------------------------------------
[Insert graphic of     Call  to receive a      Call to receive a wire
three lightning        wire control number     control number and wire
bolts]                 and wire                instructions.
                       instructions.
                                               To make a same day wire
                       Wire the funds and      investment, please call
BY WIRE                mail your signed        us by 1:00 p.m. Pacific
                       application to          time and make sure your
1-800/632-2301         Investor Services.      wire arrives by 3:00
(or 1-650/312-2000     Please include the      p.m.
collect)               wire control number or
                       your new account
                       number on the
                       application.

                       To make a same day wire
                       investment, please call
                       us by 1:00 p.m. Pacific
                       time and make sure your
                       wire arrives by 3:00 p.m.
-------------------------------------------------------------------------------
[Insert graphic of     Call Shareholder        Call Shareholder
two                    Services at the number  Services at the number
arrows pointing in     below, or send signed   below or our automated
opposite directions]   written instructions.   TeleFACTS system, or send signed
                       You also may place      written instructions. You also
BY EXCHANGE            place an online         may place an online
                       exchange order.         exchange order.
TeleFACTS(R)           The TeleFACTS system    exchange order.
1-800/247-1753         cannot be used to open
(around-the-clock      a new account.          (Please see page [] for
access)                                        information on
                       (Please see page []     exchanges.)
franklintempleton.com  for information on
                       exchanges.)
-------------------------------------------------------------------------------

            FRANKLIN TEMPLETON INVESTOR SERVICES, LLC P.O. BOX 33030,
                          ST. PETERSBURG, FL 33733-8030
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)
   OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK, AT FRANKLINTEMPLETON.COM


MAY I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Retirement plan investors should be aware of the following features of the Fund which may impact their decision as to whether the Fund is an appropriate investment for a retirement plan. Shares of the Fund are not liquid; unlike open-end mutual fund shares, they are not redeemable on each day that the Fund is open for business; and unlike traditional closed-end funds, shares of the Fund do not trade on any exchange and thus cannot readily be sold. Although the Fund has adopted policies to provide quarterly Repurchase Offers, these Repurchase Offers may not provide shareholders with the degree of liquidity they desire or may require for tax purposes. Additionally, even during a Repurchase Offer shareholders may not be able to have all of the shares they wish to tender be repurchased by the Fund. If the number of shares tendered by all shareholders exceeds the repurchase amount authorized by the Board, the Fund may not be able to repurchase all shares submitted and thus may repurchase shares on a pro rata basis. The Fund also imposes an early withdrawal charge on the proceeds payable to shareholders from the Fund's repurchase of shares tendered by shareholders within eighteen months of their purchase. Certain waivers to the early withdrawal charge are discussed below.

The features described above could result in a retirement plan paying an early withdrawal charge and/or not being able to comply with mandatory distribution requirements. Accordingly, retirement plan investors may wish to limit the percentage of plan assets, for example, to 10%, that is invested in the Fund.

The Fund does not monitor retirement plan requirements for any investor. Please consult your legal, tax or retirement plan specialist before choosing a retirement plan or electing to invest in the Fund through a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

Plan documents are required for all retirement plans. Franklin Templeton Bank and Trust (Bank and Trust) can provide the plan documents for you and serve as custodian or trustee.

Bank and Trust can provide you with brochures containing important information about its plans. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For a retirement plan brochure or application, call Retirement Services at 1-800/527-2020.

FOR INVESTORS OUTSIDE THE U.S.

The distribution of this prospectus and the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to sale and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

DEALER COMPENSATION Qualifying dealers who sell Fund shares may receive sales commissions. These are paid by Distributors from sales charges and its other resources.


--------------------------------------------------
COMMISSION (%)               ---
Investment under $50,000     5.00
$50,000 but under $100,000   3.75
$100,000 but under $250,000  2.80
$250,000 but under $500,000  2.00
$500,000 but under $1        1.60
million
$1 million or more           up to 1.00

A dealer commission of up to 1% may be paid on NAV purchases by certain retirement plans and up to 0.25% may be paid on NAV purchases by certain trust companies and bank trust departments, retirement plans, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs. The manager and/or its affiliates may pay to dealers from their own resources additional compensation [not in excess of] in connection with the sale and distribution of the Fund's shares.

PERIODIC OFFERS BY THE FUND TO
REPURCHASE SHARES FROM SHAREHOLDERS

The Fund is not aware of any currently existing secondary market for Fund shares and does not anticipate that a secondary market will develop for shares. A secondary market is a market, exchange facility or system for quoting bid and asking prices where securities such as the shares can be readily bought and sold among holders of the securities after they are initially distributed. Without a secondary market, shares are not liquid, which means that they are not readily marketable. However, the Fund has taken action to provide a measure of liquidity to shareholders. The Fund has adopted share repurchase policies as fundamental policies. This means the policies may not be changed without the vote of the holders of a majority of the Fund's outstanding voting securities. These policies provide that the Fund will make Repurchase Offers, which are quarterly offers by the Fund to repurchase a designated percentage of the outstanding shares owned by the Fund's shareholders. Once every two years the Board may determine in its sole discretion to have one additional Repurchase Offer in addition to the regular quarterly Repurchase Offers. The Fund will suspend or delay a Repurchase Offer only if certain regulatory requirements (described in the notice of the Repurchase Offer) are met. See "Suspension or Postponement of Repurchase Offer." The price of the repurchases of shares normally will be the net asset value per share determined as of the close of business (1:00 p.m. Pacific time) on the date the Repurchase Offer ends or within a maximum of fourteen days after the Repurchase Offer ends as described below.

REPURCHASE PROCEDURES. At the beginning of each Repurchase Offer, the Fund will send to its shareholders a written notification about the Repurchase Offer, how they may request that the Fund repurchase their Fund shares and the deadline for shareholders to provide their repurchase requests to Investor Services (Repurchase Request Deadline), which is the date the Repurchase Offer ends. The time between the notification to the shareholders and the Repurchase Request Deadline may vary from no more than six weeks to no less than three weeks. For each Repurchase Offer the Fund will establish the Repurchase Request Deadline based on factors, such as market conditions, liquidity of the Fund's assets and shareholder servicing considerations. The repurchase price of the shares will be the net asset value as of the close of the New York Stock Exchange on the date on which the repurchase price of the shares will be determined (Repurchase Pricing Date). It is anticipated that normally the Repurchase Pricing Date will be the same date as the Repurchase Request Deadline, and if so, the Repurchase Request Deadline will be set for a time no later than the close of the New York Stock Exchange on such date. The Fund has determined that the Repurchase Pricing Date may occur no later than the fourteenth day after the Repurchase Request Deadline or the next business day if the fourteenth day is not a business day. Within such fourteen day period, the Fund may use an earlier Repurchase Pricing Date under certain circumstances.

The Board may establish other policies for repurchases of shares that are consistent with the Investment Company Act of 1940, as amended (1940 Act), and other pertinent laws. Once every two years, the Board may, if it chooses, make an additional Repurchase Offer for repurchase of shares in addition to regular quarterly Repurchase Offers. Shares tendered by shareholders by any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds will be paid to shareholders, in cash, within seven days after each Repurchase Pricing Date. The end of the seven days is referred to as the "Repurchase Payment Deadline."

REPURCHASE AMOUNTS. The Board, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (Repurchase Offer Amount) for a given Repurchase Request Deadline. The Repurchase Offer Amount will be at least 5% and no more than 25% of the total number of Fund shares outstanding on the Repurchase Request Deadline. A Repurchase Offer is expected to conclude near the end of every calendar quarter each year.

If shareholders tender more than the Repurchase Offer Amount for a given Repurchase Offer, the Fund may repurchase an additional amount of shares not exceeding 2% of the Fund shares outstanding on the Repurchase Request Deadline. If Fund shareholders tender more shares than the Fund decides to repurchase, whether the Repurchase Offer Amount or the Repurchase Offer Amount plus the 2% additional shares, the Fund will repurchase the shares on a pro rata basis, rounded down to the nearest full share. The Fund may, however, accept all Fund shares tendered by shareholders who own less than one hundred shares and who tender all their shares, before accepting on a pro rata basis shares tendered by other shareholders.

NOTICES TO SHAREHOLDERS. Notice of each quarterly Repurchase Offer (and any additional discretionary Repurchase Offers) will be sent to each beneficial owner of Fund shares between twenty-one and forty-two days before each Repurchase Request Deadline. The notice will include detailed instructions on how to tender shares. The notice will state the Repurchase Offer Amount. The notice will also identify the dates of the Repurchase Request Deadline, latest Repurchase Pricing Date, and latest Repurchase Payment Deadline. The notice will state that the NAV may fluctuate between the Repurchase Request Deadline and the Repurchase Pricing Date, if such dates do not coincide, and the possibility that the Fund may use an earlier Repurchase Pricing Date than the latest Repurchase Pricing Date under certain circumstances. The notice will describe (i) the procedures for you to tender your shares, (ii) the procedures for the Fund to repurchase shares on a pro rata basis, (iii) the circumstances in which the Fund may suspend or postpone a Repurchase Offer, and (iv) the procedures that will enable you to withdraw or modify your tenders of shares prior to the Repurchase Request Deadline.

REPURCHASE PRICE. The current net asset value of the shares is computed daily, including the five business days before a Repurchase Request Deadline. The Board has determined that the time at which the net asset value will be computed will be as of the close of the New York Stock Exchange. You may call Fund Information at 1-800/DIAL BEN to learn the net asset value per share. The notice of the Repurchase Offer will give the net asset value per share as of a recent date, and a toll-free number for information regarding the Repurchase Offer. During the period from notification to shareholders of a Repurchase Offer until the Repurchase Pricing Date, the Fund will maintain liquid assets equal to 100% of the Repurchase Offer Amount based on each day's net asset value.

SUSPENSION OR POSTPONEMENT OF REPURCHASE OFFER. The Fund will not suspend or postpone a Repurchase Offer except if a majority of the Board, including a majority of the Board members who are not "interested persons" of the Fund, as defined in the 1940 Act (Independent Trustees), vote to do so, and only (a) if the Repurchase Offer would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code; (b) for any period during which the New York Stock Exchange or any market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which any emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine its net asset value; or (d) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund. The Fund will send to its shareholders notice of any suspension or postponement and notice of any renewed Repurchase Offer after a suspension or postponement.

SPECIAL CONSIDERATIONS OF REPURCHASES. As required by the 1940 Act, a majority of the Board consists of Independent Trustees. In addition, the Independent Trustees will select and nominate any additional Independent Trustees.

Because there likely will not be a secondary market for shares, quarterly and any additional discretionary Repurchase Offers will provide the only source of liquidity for shareholders. If a secondary market were to develop for shares, however, the market price per share of the shares could, at times, vary from the net asset value per share. A number of factors could cause these differences, including relative demand and supply of shares and the performance of the Fund. Repurchase Offers for shares at net asset value would be expected to reduce any spread or gap that might develop between net asset value and market price. However, there is no guarantee that these actions would cause shares to trade at a market price that equals or approximates net asset value per share.

Although the Board believes that Repurchase Offers will generally benefit shareholders, the Fund's repurchase of shares will decrease the Fund's total assets. The Fund's expense ratio also may increase as a result of Repurchase Offers (assuming the repurchases are not offset by the issuance of additional shares). Such Repurchase Offers also may result in less investment flexibility for the Fund depending on the number of shares repurchased and the success of the Fund's continuous offering of shares. In addition, when the Fund borrows money for the purpose of financing the repurchase of shares in a Repurchase Offer, interest on the borrowings will reduce the Fund's net investment income. It is the Board's announced policy (which the Board may change) not to repurchase shares in a Repurchase Offer over the minimum amount required by the Fund's fundamental policies regarding Repurchase Offers if the Board determines that the repurchase is not in the Fund's best interest.

Repurchases through Repurchase Offers may significantly reduce the asset coverage of any borrowings or outstanding senior securities. The Fund may not repurchase shares if the repurchases result in its asset coverage levels falling below the levels required by the 1940 Act. As a result, in order to repurchase all shares tendered, the Fund may have to repay all or part of its outstanding borrowings or redeem all or part of its outstanding senior securities, if any, to maintain the required asset coverage. See "What Are the Risks of Investing in the Fund? - Effects of Borrowing and Leverage." Also, the size of any particular Repurchase Offer may be limited (above the minimum amount required for the Fund's fundamental policies) for the reasons discussed above or as a result of liquidity concerns.

To complete a Repurchase Offer for the repurchase of shares, the Fund may be required to sell portfolio securities. This may cause the Fund to realize gains or losses at a time when the manager would otherwise not do so.

The Board will consider other means of providing liquidity for shareholders if Repurchase Offers are ineffective in enabling the Fund to repurchase the amount of shares tendered by shareholders. These actions may include an evaluation of any secondary market that may exist for shares, and a determination of whether that market provides liquidity for shareholders. If the Board determines that a secondary market (if any) has failed to provide liquidity for shareholders, the Board may consider other available options to provide liquidity. One possibility that the Board may consider is listing the shares on a major domestic stock exchange or arranging for the quotation of shares on an over-the-counter market. Alternatively, the Fund might repurchase shares periodically in open-market or private transactions, provided the Fund can do so on favorable investment terms. The Board will cause the Fund to take action the Board deems necessary or appropriate to provide liquidity for the shareholders in light of the specific facts and circumstances.

The Fund's repurchase of tendered shares is a taxable event to shareholders. The Fund will pay all costs and expenses associated with the making of any Repurchase Offer. An early withdrawal charge will be imposed on certain shares that have been held for less than eighteen months and are accepted for repurchase pursuant to a Repurchase Offer, subject to certain waivers. See "Early Withdrawal Charge" below.

In accordance with applicable rules of the SEC in effect at the time of the offer, the Fund also may make other offers to repurchase shares that it has issued.

EARLY WITHDRAWAL CHARGE

The early withdrawal charge will be imposed on the proceeds payable to shareholders from the Fund's repurchase of certain shares tendered by shareholders in a Repurchase Offer. Repurchased shares that were purchased by the shareholder and held for less than eighteen months are subject to the early withdrawal charge. The early withdrawal charge will not be imposed on shares that were acquired through the reinvestment of distributions, or shares that were purchased more than eighteen months prior to repurchase by the Fund in a Repurchase Offer. The early withdrawal charge is paid to Distributors and is imposed to recover offering and distribution expenses incurred by Distributors. The early withdrawal charge is 1% of the net asset value of the tendered shares on the Repurchase Pricing Date or the net asset value of the shares at the time of purchase, whichever is less.

In determining whether an early withdrawal charge is payable, the Fund will repurchase shares in the following order: first, shares that have been held more than eighteen months or that are otherwise exempt from imposition of the early withdrawal charge; and second, if there are not enough of these shares to meet your request, shares subject to the early withdrawal charge in the order they were purchased.

WAIVERS OF THE EARLY WITHDRAWAL CHARGE. The early withdrawal charge may be waived under certain circumstances. Certain distributions, payments or redemption proceeds that you receive and use to buy shares of the Fund will exempt those shares from the early withdrawal charge if you invest them in those shares within 365 days of their repurchase or redemption date. They include:

1. Dividend and capital gains distributions from any Franklin Templeton fund (Class A, Advisor or Class Z only).

2. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

3. Redemption proceeds from the sale of shares of any Franklin Templeton fund (Class A, Advisor or Class Z only) if you were originally subject to an initial or contingent deferred sales charge at the time of purchase or qualified to purchased shares at net asset value and you reinvest the money in shares. If the proceeds are from the redemption of Class A shares, you must have held the originally purchased Class A shares for 18 consecutive months or more. This waiver does not apply to exchanges.

The early withdrawal charge will not be waived if the shares were subject to an early withdrawal charge or a contingent deferred sales charge when they were repurchased or redeemed. We will, however, credit your account in shares, at the current net asset value, in proportion to the amount reinvested for any early withdrawal charge or contingent deferred sales charge paid in connection with the earlier repurchase or redemption, but barring any other applicable waivers, your shares will be subject to the early withdrawal charge if you tender them for repurchase and the repurchase occurs within eighteen months.
If you immediately placed your repurchase or redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

Also, various individuals and institutions may buy shares of the Fund without being subject to the early withdrawal charge, including:

1. Trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We may accept orders for these accounts by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

 2. An eligible governmental authority. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

 3. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs. The minimum initial investment is $250.

 4. Registered securities dealers and their affiliates, for their investment accounts only.

 5. Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors.

 6. Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer.

 7. Officers, trustees, directors and full-time employees of the Franklin Templeton funds or Franklin Templeton Investments, and their family members, consistent with our then-current policies. The minimum initial investment is $100.

 8. Any investor who is currently a Class Z shareholder of any Mutual Series Fund, or who is a former Mutual Series Fund Class Z shareholder who had an account in any Mutual Series Fund on October 31, 1996, or who sold his or her Class Z shares of any Mutual Series Fund within the past 365 days.

 9. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer.

10.   Accounts managed by Franklin Templeton Investments.

11. Certain unit investment trusts and their holders reinvesting distributions from the trusts.

We also waive the early withdrawal charge for:

o     Account Fees

o     Redemptions following the death of the shareholder or beneficial owner

o Purchases of $2 million or more if the securities dealer of record received a payment from Distributors of 0.50% or less in connection with the purchase.

If you qualify for a waiver from the early withdrawal charge, please fill in the applicable blank on the Repurchase Offer/request form you receive as notification of the Repurchase Offer or, if your shares are held in street name or nominee name, include a written statement with your instructions to the broker, dealer or other institution holding such shares for you regarding the Repurchase Offer, explaining which privilege described above applies. If you do not fill in the applicable blank or include this statement, the Fund cannot guarantee you will receive the waiver.

EXCHANGES

We offer a wide variety of funds. If you would like, you can move your investment in shares from your fund account to an existing or new account in another Franklin Templeton fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction. You may request an exchange into another Franklin Templeton fund in conjunction with submitting your shares for repurchase by the Fund during a quarterly or discretionary Repurchase Offer. YOU MAY EXCHANGE YOUR SHARES FOR SHARES OF ANOTHER FRANKLIN TEMPLETON FUND ONLY IN CONJUNCTION WITH REPURCHASE OFFERS[, AND ONLY IF YOU HAVE HELD THE FUND SHARES THAT YOU WISH TO EXCHANGE FOR EIGHTEEN MONTHS]. SHAREHOLDERS OF ANOTHER FRANKLIN TEMPLETON FUND MAY, HOWEVER, EXCHANGE THEIR SHARES FOR SHARES OF THE FUND ON A CONTINUOUS BASIS EACH BUSINESS DAY.

You can exchange shares between most Franklin Templeton funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares. [You must hold Fund shares for at least eighteen months before you may exchange them for shares of other Franklin Templeton funds. Exchanges will be completed at net asset value.]

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment goal and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton funds do not accept exchanges and others may have different investment minimums.

You may request an exchange over the phone (1-800-632-2301) provided that you do not hold share certificates for the Fund shares or other Franklin Templeton fund shares you want to exchange. If your shares are held in street or nominee name, please contact your securities dealer to request an exchange by telephone. Otherwise, appropriate written instructions, signed by all registered owners, must accompany your exchange request. When you submit your repurchase request during a Repurchase Offer, please be sure to fill in the applicable blank on the Repurchase Offer/request form you receive as in your notification of the Repurchase Offer, or if your shares are held in street name or nominee name, include a written request with your instructions to the broker, dealer or other institution holding such shares for you regarding the Repurchase Offer.

You must also include any outstanding share certificates for the shares you want to exchange.

*Advisor Class shareholders of another Franklin Templeton fund also may exchange into the Fund without any sales charge. Advisor Class shareholders who exchange their shares for shares of the Fund and later decide they would like to exchange into another fund that offers Advisor Class may do so.

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

o You may exchange your shares only for Class A shares of another Franklin Templeton fund.

o [You must have owned the Fund shares that you wish to exchange into another Franklin Templeton fund for eighteen months before you may exchange shares (unless those Fund shares were purchased by an exchange from a Class A Franklin Templeton fund).]

o YOU MAY EXCHANGE YOUR SHARES ONLY IN CONJUNCTION WITH A REPURCHASE OFFER.

o You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your shares.

o Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. You may, however, exchange shares from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o  The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Currently, the Fund does not allow investments by Market Timers.

Because excessive trading can hurt Fund performance, operations and shareholders, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the Fund or its manager believes the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund (please see "Market Timers" on page []).

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund declares dividends from its net investment income. The Fund's net investment income is reduced by interest on the Fund's borrowings, and dividends or interest on any senior securities issued by the Fund. Dividends are declared daily (on business days) and paid annually to holders of shares. Capital gains, if any, are distributed at least annually to shareholders, usually in December. The Fund does not pay "interest." Shares accrue dividends beginning the day after we receive your money or settlement of a wire trade for purchase of shares, whichever is later, and continues to accrue until your request that the Fund repurchase your shares is processed after the Repurchase Request Deadline. The amount of any distributions will vary, and there is no guarantee the Fund will pay either an income dividend or capital gain distribution.

Under the 1940 Act, the Fund may not incur indebtedness unless the Fund has asset coverage of at least 300% of the aggregate outstanding indebtedness immediately after the borrowing. Also, the Fund may not declare any dividend or other distribution on any class of its capital stock or purchase any of its capital stock, unless the Fund has, at the time of either the declaration or the purchase, asset coverage of at least 300% of the aggregate indebtedness, after deducting the amount of the distribution or purchase price, as applicable. This latter limitation - and a limitation on the Fund's ability to declare cash dividends or other distributions on shares while any shares of preferred stock are outstanding - may impair the Fund's ability to maintain its qualification for taxation as a regulated investment company. See "What Are the Risks of Investing in the Fund? - Effects of Borrowing and Leverage" and "How Taxation Affects the Fund and Its Shareholders."

Avoid "Buying a Dividend" If you invest in the Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution.

DISTRIBUTION OPTIONS

You may receive your distributions from the Fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may buy additional shares of the Fund by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY CLASS A SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy Class A shares of another Franklin Templeton fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments. Please note that distributions may only be directed to an existing account.

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking or savings account, you may need a signature guarantee. If you send the money to a checking or savings account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

To select one of these options, please complete section 3 of the account application or tell your investment representative which option you prefer. If you do not select an option, we will automatically reinvest dividend and capital gain distributions in Shares of the Fund. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the reinvestment date for us to process the new option. For Bank and Trust retirement plans, special forms are required to receive distributions in cash.

HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS

In general, if you are a taxable investor, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Any capital gains the Fund distributes are taxable as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.
Backup Withholding By law, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o     provide your correct social security or taxpayer identification number,
o     certify that this number is correct,
o     certify that you are not subject to backup withholding, and
o     certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 30% of any distributions or proceeds paid in calendar years 2002 or 2003, and 29% of any amounts paid in calendar years 2004 and 2005.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. To qualify, it must meet certain qualification tests as specified by the Internal Revenue Code, including distributing at least 90% of its fiscal year income. The Fund's limitation on its ability to declare and pay cash dividends and other distributions on its shares may impair its ability to maintain its qualification as a regulated investment company. If the Fund were no longer qualified, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Internal Revenue Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o  98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

While the Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), it can give no assurances that its distributions will be sufficient to eliminate all taxes. The Fund's limitation on its ability to declare and pay cash dividends and other distributions on its shares may impair its ability to avoid these federal excise taxes.

SALE OR EXCHANGE OF SHARES: A tender of your Fund shares for repurchase or exchange will be a taxable transaction for federal income tax purposes. In general, the transaction will be treated as a sale or exchange of your Fund shares, if the repurchase or exchange (a) completely terminates your interest in the Fund, (b) is a distribution that is "substantially disproportionate," or (c) is treated as a distribution that is "not essentially equivalent to a dividend." A complete termination of a shareholder's interest generally requires that the shareholder dispose of all Fund shares directly owned or attributed to him or her. A "substantially disproportionate" distribution generally requires a reduction of more than 20% in the shareholder's proportionate interest in the Fund after all Fund shares are tendered. A distribution "not essentially equivalent to a dividend" requires that there be a "meaningful reduction" in the shareholder's interest, which should be the case if the shareholder has a minimal interest in the Fund, exercises no control over Fund affairs, and suffers a reduction in his or her proportionate interest. If, however, a tender of less than all of your Fund shares does not qualify for sale or exchange treatment, the purchase proceeds may be treated as a deemed dividend distribution.

The Fund intends to take the position that tendering shareholders will qualify for sale or exchange treatment. If the transaction is treated as a sale or exchange for tax purposes, any gain or loss recognized would be treated as a capital gain or loss by shareholders that hold their Fund shares as a capital asset. The individual tax rate on any gain from a tender of your Fund shares for repurchase or exchange will depend on your marginal tax rate and on how long you have held your Fund shares.

If the transaction is not treated as a sale or exchange, the amount received upon a tender of Fund shares may consist in whole or in part of ordinary dividend income, a return of capital or capital gain, depending on the Fund's earnings and profits for its taxable year and the shareholder's tax basis in the Fund shares. There is also a risk that non-tendering shareholders may be considered to have received a deemed distribution that may be a taxable dividend in whole or in part.

Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. If the Fund qualifies to pass through to you the benefits of any foreign taxes it pays and makes an election to do so, any foreign taxes it pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.

DESCRIPTION OF SHARES

The Fund is authorized to issue an unlimited number of its shares of beneficial interest, the shares. The Fund's shares may be offered in multiple classes. Although the Board does not currently intend to do so, it may classify and reclassify any unissued shares at any time. For example, the Board is permitted, subject to shareholder approval where applicable, to set or change the preferences, conversion or other rights, voting powers, restrictions, dividend limitations or terms and conditions of repurchase of the Fund's shares. The description of shares and the discussion under "Certain Anti-Takeover Provisions of the Declaration of Trust" below are subject to the terms of the Fund's Declaration of Trust and Bylaws.

SHARES

Shares do not have preemptive, conversion, exchange or redemption rights. Each share has equal voting rights and, subject to the rights and preferences, if any, with respect to separate series and classes of shares, equal dividend, distribution and liquidation rights. Both the outstanding shares (i.e., the shares issued prior to the date of this prospectus), if any, and the shares offered and sold pursuant to this prospectus are fully paid and nonassessable. Shareholders are entitled to one vote per share.

The Fund has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board nominated for election at a meeting. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Board has approved the offer and sale of shares pursuant to this prospectus. The 1940 Act requires that shares be sold at a price equal to the then-current net asset value (not including underwriting discounts and commissions). There are exceptions to this requirement, such as an offering to existing shareholders or if a majority of the holders of the Fund's outstanding securities approve the exception. Shares will usually be held in book-entry form. However, a shareholder may request physical share certificates by writing to the Fund. See "Transaction Procedures and Special Requirements - Share Certificates" below.

CERTAIN ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that may limit (i) the ability of other entities or persons to acquire control of the Fund, and (ii) the Fund's freedom to engage in certain transactions. These terms may be regarded as "anti-takeover" provisions.

Under the Declaration of Trust, the affirmative vote of a majority of trustees present at a meeting at which quorum is present and the holders of at least 75% (which is higher than the vote required under the 1940 Act) of the Fund's shares entitled to vote is usually required to approve the Fund's: (a) dissolution; (b) merger or consolidation with or into one or more statutory trusts or other business entities; (c) conversion into another business entity, the conversion of its shares into beneficial interests in another statutory trust or any lawful exchange of its shares; (d) sale, conveyance, or transfer of all or substantially all of its assets to another trust, statutory trust, partnership, limited partnership, limited liability company, corporation or other association; (e) conversion from a "closed-end company" to an "open-end company" (as those terms are defined in the 1940 Act); (f) issuance of any of its securities to a "Principal Holder" (as that term is defined in the Declaration of Trust) for cash; and (g) exchange of any of its securities to a Principal Holder for the sale, lease or exchange to the Fund of a certain level of assets of the Principal Holder. However, if the transaction receives the approval of two-thirds (66 2/3%) of the Board, only the affirmative "vote of a majority of the outstanding voting securities" (as defined in the 1940 Act) is required. These voting requirements also apply to a vote of a series of the Fund where the series is involved in transactions similar to those in (a), (c) and (d) above, to the extent applicable.

The provisions of the Declaration of Trust described above and the Fund's right to make a Repurchase Offer for its shares may deprive shareholders of opportunities to increase the value of their shares. This is because a third party will be discouraged from attempting to obtain control of the Fund by making a tender or exchange offer for shares of the Fund in connection with a merger, acquisition or similar transaction. The overall impact of these provisions is to reduce the possibility of one of the above transactions occurring, including the possibility of a Principal Holder assuming control of the Fund either directly or indirectly through affiliates. These terms, at the same time, present advantages. The provisions likely will (i) require persons seeking control of the Fund to negotiate with its management regarding the price to be paid; and (ii) facilitate the continuity of the Fund's management and investment goal and policies. The Board has considered these anti-takeover provisions and concluded that they are in the best interest of the Fund and its shareholders.

The Declaration of Trust is on file with the SEC and you may request a copy from the SEC for a more detailed explanation of these terms.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

CALCULATING SHARE PRICE

The Fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The Fund's NAV is calculated by dividing its net assets by the number of its shares outstanding.

The Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you tender shares for repurchase by the Fund, you receive the NAV, as of the close of the New York Stock Exchange on the Repurchase Date.

Neither Distributors nor securities dealers are permitted to withhold placing orders to benefit themselves by a price change. Distributors is required to advise the Fund promptly of all purchase orders and cause payments for shares to be delivered promptly to the Fund.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o   Your name,

o   The Fund's name,

o   A description of the request,

o   For exchanges, the name of the fund you are exchanging into,

o   Your account number,

o   The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

REPURCHASE OFFERS-TELEPHONE INSTRUCTIONS

Generally, in a Repurchase Offer, requests to tender shares with a value of $100,000 or less can be made over the phone (1-800-632-2301) provided that you do not hold share certificates and you have not changed your address by phone or online within the last 15 days. You may not tender over the phone more than $100,000 in shares during any single Repurchase Offer period. If your shares are held in street or nominee name, please contact your Securities Dealer to tender your shares by telephone. Otherwise, written instructions with respect to your tender of shares in a Repurchase Offer must be completed in the manner described, and on the appropriate forms included, in the notification to shareholders of the Repurchase Offer.

If you qualify for a waiver from the early withdrawal charge, please notify our representative when you request to tender shares over the phone. If you do not indicate that you qualify for this waiver, the Fund cannot guarantee that you will receive the waiver.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1.  You wish to sell over $100,000 worth of shares,

2. You want the proceeds to be paid to someone other than the registered owners,

3. The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4.  We receive instructions from an agent, not the registered owners,

5. We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange the shares. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless all owners agree in writing, even if the law in your state says otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT       DOCUMENTS REQUIRED
----------------------------------------------------------------------
CORPORATION           Corporate Resolution
----------------------------------------------------------------------
PARTNERSHIP           1.  The pages from the partnership agreement
                          that identify the general partners, or

                      2.  A certification for a partnership agreement
----------------------------------------------------------------------
TRUST                 1.  The pages from the trust document that
                          identify the trustees, or

                      2.  A certification for trust
----------------------------------------------------------------------

STREET OR NOMINEE ACCOUNTS. If you have shares held in a "street" or "nominee" name account with your securities dealer, you may transfer the shares to the street or nominee name account of another securities dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your securities dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering securities dealer. Accounts may be transferred electronically through the National Securities Clearing Corporation (NSCC). For accounts registered in street or nominee name, we may take instructions directly from the securities dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a dealer or other representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

MARKET TIMERS The Fund does not allow investments by Market Timers and may restrict or refuse purchases or exchanges by a shareholder who fails to comply with the restrictions set forth below. You may be considered a Market Timer if you have (i) requested an exchange or redemption out of any of the Franklin Templeton funds within two weeks of an earlier purchase or exchange request out of any fund, or (ii) exchanged or redeemed shares out of any of the Franklin Templeton funds more than twice within a rolling 90 day period. Accounts under common ownership or control with an account that is covered by (i) or (ii) also are subject to these limits.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a Market Timer by the Fund or shareholder services agent, will be issued a written notice of their status and the Fund's policies. Identified Market Timers will be required to register with the market timing desk of Investor Services and to place all purchase, exchange and redemption trade requests through the desk.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN

This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment (please see page []) with your application.

AUTOMATIC PAYROLL DEDUCTION

You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

ELECTRONIC FUND TRANSFERS

You may choose to have dividend and capital gain distributions from the Fund sent directly to a checking or savings account. If the account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:

o   obtain information about your account;

o obtain price and performance information about any Franklin Templeton fund; and

o request duplicate statements and deposit slips for Franklin Templeton accounts.

You will need the Fund's code number to use TeleFACTS(R). The Fund's code number is [].

STATEMENTS, REPORTS AND PROSPECTUSES TO SHAREHOLDERS

We will send you the following statements, reports and prospectuses on a regular basis:

o Statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

o You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.

    If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" below).

TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy shares; sell or exchange shares in connection with a Repurchase Offer; use electronic funds transfer to buy or sell shares of most funds; change your address; add or change your bank account information (online only); and add or change account services (including distribution options, and automatic investment plans). Online sell and exchange privileges are not available for this Fund except in connection with a Repurchase Offer. The Fund may modify, suspend, or terminate telephone/online privileges at any time.

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

 NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

The Fund may modify, suspend, or terminate telephone/online privileges at any time.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to sell shares;

o Sell Fund shares and direct the sale proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share sale proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

INSTITUTIONAL ACCOUNTS

Additional methods of buying shares of the Fund may be available to institutional accounts. Institutional investors also may be required to complete an institutional account application. For more information, call Institutional Services at 1-800/321-8563.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.


WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about the Fund or your account, you can write to us at P.O. Box 33030, St. Petersburg, FL 33733-8030. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                       TELEPHONE         HOURS (PACIFIC TIME,
DEPARTMENT NAME        NUMBER          MONDAY THROUGH FRIDAY)
-------------------------------------------------------------------------------
Shareholder Services  1-800/632-2301   5:30 a.m. to 5:00 p.m.
                                       6:30 a.m. to 2:30 p.m. (Saturday)
Fund Information      1-800/DIAL BEN   5:30 a.m. to 5:00 p.m.
                      (1-800/342-5236) 6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Services   1-800/527-2020   5:30 a.m. to 5:00 p.m.
Advisor Services      1-800/524-4040   5:30 a.m. to 5:00 p.m.
FTI Institutional     1-800/321-8563   6:00 a.m. to 4:00 p.m.
Services
TDD (hearing impaired)1-800/851-0637   5:30 a.m. to 5:00 p.m.
TeleFACTS(R)          1-800/247-1753   (around-the-clock access)
(automated)


ADDITIONAL GENERAL INFORMATION

LEGAL MATTERS. Certain legal matters in connection with the shares offered by this prospectus will be passed on for the Fund by Stradley, Ronon, Stevens & Young, LLP.

FUND EXPENSES. The Fund is responsible for certain fees and expenses which it pays out of Fund assets, including certain transfer agency, investment advisory, trustee and brokerage fees, administrative and operating expenses, and taxes, if any.

FURTHER INFORMATION. Further information concerning shares and the Fund may be found in the Fund's Registration Statement, filed electronically with the SEC.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Goals, Strategies and Risks................................[]

Officers and Trustees......................................[]

Investment Management and Other Services...................[]

How Does the Fund Buy Securities for Its Portfolio?........[]

How Do I Buy and Exchange Shares?..........................[]

How Are Shares Valued?.....................................[]

Additional Information on Distributions and Taxes..........[]

Buying and Selling Shares..................................[]

The Fund's Underwriter.....................................[]

How Does the Fund Measure Performance?.....................[]

Miscellaneous Information..................................[]

Financial Statements.......................................[]

                                                                      pro





FRANKLIN MUTUAL RECOVERY FUND

STATEMENT OF ADDITIONAL INFORMATION
[], 2003

[Insert Franklin Templeton Investments logo]


P.O. BOX 33030, ST. PETERSBURG, FL 33733-8030 1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectus. The Fund's prospectus, dated [], 2003, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

TABLE OF CONTENTS

Goal, Strategies and Risks .............................. []

Officers and Trustees   ................................. []

Investment Management
 and Other Services ..................................... []

How Does the Fund Buy
 Securities for Its Portfolio? .......................... []

How Do I Buy
 and Exchange Shares? ................................... []

How Are Shares Valued? .................................. []

Additional Information
 on Distributions and Taxes ............................. []

Buying and Selling Shares................................ []

The Fund's Underwriter .................................. []

How Does the Fund
 Measure Performance? ................................... []

Miscellaneous Information ............................... []

Financial Statements .................................... []



-------------------------------------------------------------------------------
INVESTMENT COMPANY SHARES, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
-------------------------------------------------------------------------------

O ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

O   ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

O   ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
-------------------------------------------------------------------------------

GOAL, STRATEGIES AND RISKS

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security when subsequent circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

The Fund has adopted certain restrictions as fundamental policies. A fundamental policy may only be changed if the change is approved by either (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

The Fund's investment goal is capital appreciation. The Fund's investment goal is a fundamental investment policy.

The Fund's policy to make regular Repurchase Offers for a percentage of the Fund's outstanding shares is a fundamental policy.

In addition to its investment goal and the above policies, the Fund has adopted the following fundamental investment policies.Fundamental Investment Policies

The Fund may not:

1. Purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

2. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

3. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt obligations, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

4. Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

5. Borrow money or issue senior securities, except to the extent permitted by the Investment Company Act of 1940, as amended (1940 Act), or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission (SEC).

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

The Fund may invest in equity securities, debt securities and securities convertible into common stock (including convertible preferred and convertible debt securities [convertible securities]). There are no limitations on the percentage of the Fund's assets that may be invested in equity securities, debt securities, convertible securities or cash equivalent investments. The Fund reserves freedom of action to invest in these securities in such proportions as the manager deems advisable. In addition, the Fund also may invest in restricted debt and equity securities, in foreign securities, and in other investment company securities.

The general investment policy of the Fund is to invest in securities if, in the opinion of the manager, they are available at prices less than their intrinsic value in the case of long positions and more than their intrinsic value in the case of short positions, as determined by the manager after careful analysis and research, taking into account, among other factors, the relationship of book value to market value of the securities, cash flow, and multiples of earnings of comparable securities. The relationship of a security's "book value to market value" is an analysis of the difference between the price at which a security is trading in the market, as compared to the value of that security based upon an analysis of the company's assets and liabilities as reflected in the company's financial statements. Cash flow analysis considers the inflow and outflow of money into and out of a company. An analysis of "multiples of earnings of comparable securities" involves a review of the market values of comparable companies as compared to their earnings and/or cash flow, and then comparing the results of this review with a comparison of the earnings and/or cash flow of the company in question with its market value. The manager examines each security separately and does not apply these factors according to any predetermined formula. The manager has not established guidelines as to the size of an issuer, its earnings or the industry in which it operates in order for a security to be excluded as unsuitable for purchase by the Fund.

The Fund may invest in any industry although it does not currently plan to concentrate it investments in any industry.

The Fund may invest extensively in private or public securities of companies that are in or about to enter bankruptcy or are otherwise experiencing severe financial and/or operational difficulties. The Fund may invest in securities that are traded on U.S. or foreign securities exchanges, the National Association of Securities Dealers Automated Quotation System (Nasdaq) national market system or in any domestic or foreign over-the-counter (OTC) market. U.S. or foreign securities exchanges typically represent the primary trading market for U.S. and foreign securities. A securities exchange brings together buyers and sellers of the same securities. The Nasdaq national market system also brings together buyers and sellers of the same securities through an electronic medium which facilitates a sale and purchase of the security. Typically, the companies whose securities are traded on the Nasdaq national market system are smaller than the companies whose securities are traded on a securities exchange. The OTC market refers to all other avenues whereby brokers bring together buyers and sellers of securities.

The following is a description of the various types of securities the Fund may buy and techniques it may use.

BORROWING While the Fund is permitted to borrow under certain circumstances, as described in "Goal, Strategies and Risks - Fundamental Investment Policies" above, under no circumstances will the Fund make additional investments while any amounts borrowed exceed 33 1/3% of the Fund's total assets.

CASH EQUIVALENT INVESTMENTS are investments in certain types of short-term debt securities. When making a cash equivalent investment the Fund expects to earn interest at prevailing market rates on the amount invested and there is little risk of loss of the original amount invested. The Fund's cash equivalent investments are typically made in obligations issued or guaranteed by the U.S. or other governments, their agencies or instrumentalities and high-quality commercial paper issued by banks or others. Commercial paper consists of short-term debt securities which carry fixed or floating interest rates. A fixed interest rate means that interest is paid on the investment at the same rate for the life of the security. A floating interest rate means that the interest rate varies as interest rates on newly issued securities in the marketplace vary.

CONVERTIBLE SECURITIES are debt securities, or in some cases preferred stock, that have the additional feature of converting into, or being exchanged for, common stock of a company after certain periods of time or under certain circumstances. Holders of convertible securities gain the benefits of being a debt holder or preferred stockholder and receiving regular interest payments, in the case of debt securities, or higher dividends, in the case of preferred stock, with the possibility of becoming a common stockholder in the future. A convertible security's value usually reflects changes in the company's underlying common stock value.

DEBT SECURITIES are securities issued by a company that represent a loan of money by the purchaser of the securities to the company. A debt security has a fixed payment schedule which obligates the company to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividends to holders of its equity securities. While debt securities are used as an investment to produce income to an investor as a result of the fixed payment schedule, debt securities also may increase or decrease in value depending upon factors such as interest rate movements and the future prospects of the issuer.

The Fund may invest in a variety of debt securities, including bonds and notes issued by domestic or foreign corporations and the U.S. or foreign governments. Bonds and notes differ in the length of the issuer's repayment schedule. Bonds typically have a longer payment schedule than notes. Typically, debt securities with a shorter repayment schedule pay interest at a lower rate than debt securities with a longer repayment schedule.

The debt securities which the Fund may purchase may either be unrated, or rated in any rating category established by one or more independent rating organizations, such as Standard & Poor's Ratings Group (S&P(R))or Moody's Investors Service, Inc. (Moody's). Securities are given ratings by independent rating organizations, which grade the company issuing the securities based upon its financial soundness. The Fund may invest in securities that are rated in the medium to lowest rating categories by S&P(R) and Moody's. Generally, lower rated and unrated debt securities are riskier investments. Debt securities rated BBB or lower by S&P(R) or Moody's are considered to be high yield, high risk debt securities, commonly known as "junk bonds." The lowest rating category established by Moody's is "C" and by S&P(R) is "D." Debt securities with a D rating are in default as to the payment of principal and interest, which means that the issuer does not have the financial soundness to meet its interest payments or its repayment schedule to security holders.

The Fund generally will invest in debt securities under circumstances similar to those under which it will invest in equity securities; namely, when, in the manager's opinion, such debt securities are available at prices less than their intrinsic value. Investing in fixed-income securities under these circumstances may lead to the potential for capital appreciation. Consequently, when investing in debt securities, a debt security's rating is given less emphasis in the manager's investment decision-making process. The Fund typically invests in debt securities issued by domestic or foreign companies (i) which are in or likely to enter into bankruptcy (Reorganizing Companies), and (ii) that are involved in mergers, acquisitions, consolidations, liquidations, spinoffs, reorganizations or financial restructurings, because such securities often are available at less than what the manager believes are their intrinsic value. Debt securities of such companies typically are unrated, lower rated, in default or close to default. While posing a greater risk than higher rated securities with respect to payment of interest and repayment of principal at the price at which the debt security was originally issued, the Fund generally purchases these debt securities at discounts to the original principal amount. Such debt typically ranks senior to the equity securities of Reorganizing Companies and may offer the potential for capital appreciation and additional investment opportunities.

MEDIUM AND LOWER RATED CORPORATE DEBT SECURITIES. The Fund invests in securities of distressed issuers when the intrinsic values of such securities, in the opinion of the manager, warrants such investment. The Fund may invest in securities that are rated in the medium to lowest rating categories by S&P(R) and Moody's, some of which may be so-called "junk bonds." Corporate debt securities rated Baa are regarded by Moody's as being neither highly protected nor poorly secured. Interest payments and principal security appear adequate to Moody's for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities are regarded by Moody's as lacking outstanding investment characteristics and having speculative characteristics. Corporate debt securities rated BBB are regarded by S&P(R) as having adequate capacity to pay interest and repay principal. Such securities are regarded by S&P(R) as normally exhibiting adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this rating category than in higher rated categories. Companies issuing lower rated higher yielding debt securities are not as strong financially as those with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could prevent them from making interest and principal payments. If an issuer is not paying or stops paying interest and/or principal on its securities, payments on the securities may never resume. These securities may become worthless and the Fund could lose its entire investment.

Corporate debt securities that are rated B are regarded by Moody's as generally lacking characteristics of the desirable investment. In Moody's view, assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Corporate debt securities rated BB, B, CCC, CC and C are regarded by S&P(R) on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. In S&P(R)'s view, although such securities likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. BB and B are regarded by S&P(R) as indicating the two lowest degrees of speculation in this group of ratings. Securities rated D by S&P(R) or C by Moody's are in default and are not currently performing.

The Fund also will invest in unrated securities. The Fund will rely on the manager's judgment, analysis and experience in evaluating such debt securities. In this evaluation, the manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters as well as the price of the security. The manager also may consider, although it does not rely primarily on, the credit ratings of Moody's and S&P(R) in evaluating lower rated corporate debt securities. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the manager monitors the issuers of corporate debt securities held in the Fund's portfolio. The credit rating assigned to a security is a factor considered by the manager in selecting a security for the Fund, but the manager's opinion of the intrinsic value in comparison to market price and the manager's analysis of the fundamental values underlying the issuer are generally of greater significance. Because of the nature of medium and lower rated corporate debt securities, achievement by the Fund of its investment goal when investing in such securities is dependent on the credit analysis of the manager. If the Fund purchased primarily higher rated debt securities, risks of further deterioration in market price would be substantially reduced. However, investing primarily in such higher rated debt securities would be unlikely to achieve the Fund's investment goal of capital appreciation.

A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower grade corporate debt securities and adversely affect the market value of such securities. Securities in default are relatively unaffected by such events or by changes in prevailing interest rates. In addition, in such circumstances, the ability of issuers of medium and lower grade corporate debt securities to repay principal and to pay interest, to meet projected business goals and to obtain additional financing may be adversely affected. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the corporate debt securities in the Fund's portfolio. The secondary market prices of medium and lower grade corporate debt securities are less sensitive to changes in interest rates than are higher rated debt securities, but are more sensitive to adverse economic changes or individual corporate developments. Adverse publicity and investor perceptions, whether or not based on rational analysis, also may affect the value and liquidity of medium and lower grade corporate debt securities, although such factors also present investment opportunities when prices fall below what are believed to be intrinsic values. Yields on debt securities in the Fund's portfolio that are interest rate sensitive can be expected to fluctuate over time.

In addition, periods of economic uncertainty and changes in interest rates can be expected to result in increased volatility of market price of any medium to lower grade corporate debt securities in the Fund's portfolio and thus could have an effect on the net asset value of the Fund if other types of securities did not show offsetting changes in values. The prices of high yield and distressed debt securities fluctuate more than higher-rated debt. Prices are often closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield and distressed debt securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. High yield and distressed debt securities are also generally less liquid than higher-rated bonds. Many of these securities do not trade frequently, and when they do trade their prices may be significantly higher or lower than previously quoted market prices. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to repurchase shares tendered during a Repurchase Offer. The secondary market value of corporate debt securities structured as zero coupon securities or payment in kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Because such securities do not pay current interest, but rather, income is accreted, to the extent that the Fund is required to distribute such accreted income, there is the risk that the Fund would not have available cash to distribute to such income, and it could be required to dispose of portfolio securities that it otherwise would not. Such disposition could be at a disadvantageous price. Failure to satisfy distribution requirements could result in the Fund failing to qualify as a pass-through entity under the Internal Revenue Code. Investment in such securities also involves certain other tax considerations.

The manager values the Fund's investments pursuant to guidelines adopted and periodically reviewed by the board. To the extent that there is no established retail market for some of the medium or lower grade or unrated corporate debt securities in which the Fund may invest, there may be thin or no trading in such securities and the ability of the manager to accurately value such securities may be adversely affected. Further, it may be more difficult for the Fund to sell such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market did exist. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade and unrated corporate debt securities held in the Fund's portfolio, the responsibility of the manager to value the Fund's securities becomes more difficult and the manager's judgment may play a greater role in the valuation of the Fund's securities due to a reduced availability of reliable objective data. To the extent that the Fund purchases illiquid corporate debt securities or securities which are restricted as to resale, the Fund may incur additional risks and costs. Illiquid and restricted securities may be particularly difficult to value and their disposition may require greater effort and expense than more liquid securities. Also, the Fund may incur costs in connection with the registration of restricted securities in order to dispose of such securities, although under Rule 144A of the Securities Act of 1933 certain securities may be determined to be liquid pursuant to procedures adopted by the board under applicable guidelines.

DEPOSITARY RECEIPTS The Fund may invest in securities commonly known as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) or Global Depositary Receipts (GDRs) of non-U.S. issuers. Such depositary receipts are interests in a pool of a non-U.S. company's securities which have been deposited with a bank or trust company. The bank or trust company then sells interests in the pool to investors in the form of depositary receipts. Depositary receipts can be unsponsored or sponsored by the issuer of the underlying securities or by the issuing bank or trust company. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. EDRs are receipts issued in Europe generally by a non-U.S. bank or trust company that evidence ownership of non-U.S. or domestic securities. Generally, ADRs are in registered form and EDRs are in bearer form. There are no fees imposed on the purchase or sale of ADRs or EDRs although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs and EDRs into the underlying securities. Investment in ADRs may have certain advantages over direct investment in the underlying non-U.S. securities, since: (i) ADRs are U.S. dollar denominated investments which are often easily transferable and for which market quotations are generally readily available and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. EDRs and GDRs are not necessarily denominated in the currency of the underlying security.

Depositary receipts of non-U.S. issuers may have certain risks, including trading for a lower price, having less liquidity than their underlying securities and risks relating to the issuing bank or trust company. Holders of unsponsored depositary receipts have a greater risk that receipt of corporate information and proxy disclosure will be untimely, information may be incomplete and costs may be higher.

EQUITY SECURITIES generally entitle the holder to participate in a company's general operating results. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners also may participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. The public trading market for these shares is typically a stock exchange but also can be a market which arises between broker-dealers seeking buyers and sellers of a particular security. Equity securities generally are either common stock or preferred stock. Preferred stockholders usually receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well.

SMALLER COMPANIES. The Fund may invest in securities issued by smaller companies. Historically, smaller companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

FOREIGN SECURITIES The Fund may purchase securities of non-U.S. issuers whose values are quoted and traded in any currency in addition to the U.S. dollar. Such investments involve certain risks not ordinarily associated with investments in securities of U.S. issuers. Such risks include: fluctuations in the value of the currency in which the security is traded or quoted as compared to the U.S. dollar; unpredictable political, social and economic developments in the foreign country where the security is issued or where the issuer of the security is located; the possible imposition by a foreign government of limits on the ability of the Fund to obtain a foreign currency or to convert a foreign currency into U.S. dollars; or the imposition of other foreign laws or restrictions.

Since the Fund may invest in securities issued, traded or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the Fund's portfolio. The manager generally attempts to reduce such risk, known as "currency risk," by using an investment technique called "hedging," which attempts to reduce or eliminate changes in a security's value resulting from changing currency exchange rates. Hedging is further described below. In addition, in certain countries, the possibility of expropriation of assets, confiscatory taxation, or diplomatic developments could adversely affect investments in those countries. Expropriation of assets refers to the possibility that a country's laws will prohibit the return to the U.S. of any monies which the Fund has invested in the country. Confiscatory taxation refers to the possibility that a foreign country will adopt a tax law which has the effect of requiring the Fund to pay significant amounts, if not all, of the value of the Fund's investment to the foreign country's taxing authority. Diplomatic developments means that because of certain actions occurring within a foreign country, such as significant civil rights violations or because of the United States' actions during a time of crisis in the particular country, all communications and other official governmental relations between the country and the United States could be severed. This could result in the abandonment of any U.S. investors', such as the Fund's, money in the particular country, with no ability to have the money returned to the United States.

There may be less publicly available information about a foreign company than about a U.S. company. Foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to, or as uniform as, those of U.S. issuers. The number of securities traded, and the frequency of such trading, in non-U.S. securities markets, while growing in volume, is for the most part substantially less than in U.S. markets. As a result, securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transaction costs, the costs associated with buying and selling securities, on non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund's foreign investments may include both voting and non-voting securities, sovereign debt and participations in foreign government deals. The Fund may have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.

HEDGING AND INCOME TRANSACTIONS The Fund may use various hedging strategies. Hedging is a technique designed to reduce a potential loss to the Fund as a result of certain economic or market risks, including risks related to fluctuations in interest rates, currency exchange rates between U.S. and foreign securities or between different foreign currencies, and broad or specific market movements. The hedging strategies that the Fund may use are also used by many mutual funds and other institutional investors. When pursuing these hedging strategies, the Fund will primarily engage in forward foreign currency exchange contracts. However, the Fund also may engage in the following currency transactions: currency futures contracts, currency swaps, options on currencies, or options on currency futures. In addition, the Fund may engage in other types of transactions, such as the purchase and sale of exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments, and the purchase and sale of financial and other futures contracts and options on futures contracts (collectively, all of the above are called Hedging Transactions). Some examples of situations in which Hedging Transactions may be used are: (i) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from changes in securities markets or currency exchange rate fluctuations; (ii) to protect the Fund's gains in the value of portfolio securities which have not yet been sold; (iii) to facilitate the sale of certain securities for investment purposes; and (iv) as a temporary substitute for purchasing or selling particular securities.

Any combination of Hedging Transactions may be used at any time as determined by the manager. Use of any Hedging Transaction is a function of numerous variables, including market conditions and the manager's expertise in utilizing such techniques. The ability of the Fund to utilize Hedging Transactions successfully cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, including the establishment of certain isolated accounts at the Fund's custodian bank. Hedging Transactions involving futures and options on futures will be purchased, sold or entered into generally for bona fide hedging, risk management or portfolio management purposes.

The various techniques described above as Hedging Transactions also may be used by the Fund for non-hedging purposes. For example, these techniques may be used to produce income to the Fund where the Fund's participation in the transaction involves the payment of a premium to the Fund. The Fund also may use a hedging technique if the manager has a view about the fluctuation of certain indices, currencies or economic or market changes such as a reduction in interest rates. No more than 5% of the Fund's assets will be exposed to risks of such types of instruments when entered into for non-hedging purposes.

Hedging Transactions, whether entered into as a hedge or for gain, have risks associated with them. The three most significant risks associated with Hedging Transactions are: (i) possible default by the other party to the transaction;
(ii) illiquidity; and (iii) to the extent the manager's view as to certain market movements is incorrect, the risk that the use of such Hedging Transactions could result in losses greater than if they had not been used. Use of put and call options may (i) result in losses to the Fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for prices higher than or lower than current market values, (iii) limit the amount of appreciation the Fund can realize on its investments, (iv) increase the cost of holding a security and reduce the returns on securities or (v) cause the Fund to hold a security it might otherwise sell.

Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, these transactions also tend to limit any potential gain which might result from an increase in value of the position taken. As compared to options contracts, futures contracts create greater ongoing potential financial risks to the Fund because the Fund is required to make ongoing monetary deposits with futures brokers. Losses resulting from the use of Hedging Transactions can reduce net asset value, and possibly income, and such losses can be greater than if the Hedging Transactions had not been utilized. The cost of entering into Hedging Transactions also may reduce the Fund's total return to investors.

When conducted outside the U.S., Hedging Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign, political, legal and economic factors; (ii) lesser availability than in the U.S. of data on which to make trading decisions; (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the U.S.; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S.; and (v) lower trading volume and liquidity.

CURRENCY TRANSACTIONS The Fund will engage in currency transactions with securities dealers, financial institutions or other parties (each a Counterparty and collectively, Counterparties) in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value between those currencies and the U.S. dollar. Currency transactions include forward foreign currency exchange contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps.

A forward foreign currency exchange contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them.

The Fund will usually enter into swaps on a net basis, which means the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent these swaps are entered into for good faith hedging purposes, the manager and the Fund believe such obligations are not senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P(R) or Moody's, respectively, or that have an equivalent rating from a nationally recognized statistical rating organization (NRSRO) or are determined to be of equivalent credit quality by the manager. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

The Fund will limit its dealings in forward foreign currency exchange contracts and other currency transactions such as futures, options, options on futures and swaps to either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income from portfolio securities. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund will not enter into a transaction to hedge currency exposure if the Fund's exposure, after netting all transactions intended to wholly or partially offset other transactions, is greater than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in, or whose value is based on, that foreign currency or currently convertible into such currency other than with respect to proxy hedging, which is described below.

The Fund also may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has, or in which the Fund expects to have, portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund also may engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the manager considers the Austrian schilling to be linked to the German deutsche mark (the D-mark), and the Fund holds securities denominated in schillings and the manager believes that the value of schillings will decline against the U.S. dollar, the manager may enter into a contract to sell D-marks and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments.

Currency transactions are subject to risks different from those of other portfolio transactions. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree, or in a direction, that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency Hedging Transaction, the Fund will comply with the asset segregation requirements described above.

Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

The use of currency transactions also can result in the Fund incurring losses due to the inability of foreign securities transactions to be completed with the security being delivered to the Fund. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

OPTIONS Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging Transactions involving options require segregation of Fund assets in special accounts, as described below.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option, the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.

An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange-listed options and over-the-counter options (OTC options). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (OCC), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but the discussion is also applicable to other financial intermediaries.

With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (I.E., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting option transactions.

The Fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to Counterparties through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are negotiated by the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.

The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligations of which have received) a short-term credit rating of "A-l" from S&P(R) or "P-l" from Moody's, an equivalent rating from any NRSRO or which the manager determines is of comparable credit quality. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitations on investments in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options also can provide income.

The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (I.E., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, instead of settling by physical delivery of the underlying instrument, they settle by cash settlement, I.E., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

FUTURES The Fund may enter into financial and other futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument or other commodity called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

The Fund's use of futures and options on futures will be consistent with applicable regulatory requirements and, in particular, the rules of the Commodity Futures Trading Commission and such transactions will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option on a futures contract requires the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures positions just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

The Fund will only enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would not exceed 5% of the Fund's total current asset value; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

COMBINED TRANSACTIONS The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and currency transactions (each individually a Transaction and collectively in combinations of two or more, Combined Transactions), instead of a single Hedging Transaction, as part of a single or combined strategy when, in the opinion of the manager, it is in the best interests of the Fund to do so. A Combined Transaction will usually contain elements of risk that are present in each of its component transactions.

Although Combined Transactions are normally entered into based on the manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS Many Hedging Transactions, in addition to other requirements, require that the Fund segregate liquid assets with their custodian bank to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian bank. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate liquid assets equal to the exercise price.

A currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of the currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid assets equal to the amount of the Fund's obligation. However, the segregation requirement does not apply to currency contracts which are entered in order to "lock in" the purchase or sale price of a trade in a security denominated in a foreign currency pending settlement within the time customary for such securities.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a noncash settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange-listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

Hedging Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also may enter into offsetting transactions so that a combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets, if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging Transactions also may be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

ILLIQUID SECURITIES An illiquid security is a security that cannot be sold within seven days in the normal course of business for approximately the amount at which the Fund has valued the security and carries such value on its financial statements. Examples of illiquid securities include most private placements and other restricted securities, and repurchase agreements which terminate more than seven days from their initial purchase date, as further described below. The Fund may invest a substantial portion of its assets in illiquid securities.

INDEBTEDNESS, PARTICIPATIONS AND TRADE CLAIMS From time to time, the Fund may purchase the direct indebtedness of various companies (Indebtedness), or participation interests in Indebtedness (Participations) including Indebtedness and Participations of Reorganizing Companies. Indebtedness can be distinguished from traditional debt securities in that debt securities are part of a large issue of securities to the general public which is typically registered with a securities registration organization, such as the SEC, and which is held by a large group of investors. Indebtedness may not be a security, but rather, may represent a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Indebtedness of companies, the Fund in effect steps into the shoes of the financial institution which made the loan to the company prior to its restructuring or refinancing. Indebtedness purchased by the Fund may be in the form of loans, notes or bonds.

The length of time remaining until maturity on the Indebtedness is one factor the manager considers in purchasing a particular Indebtedness. Indebtedness which represents a specific indebtedness of the company to a bank is not considered to be a security issued by the bank selling it. The Fund purchases loans from national and state chartered banks as well as foreign banks. The Fund normally invests in the Indebtedness of a company which has the highest priority in terms of payment by the company, although on occasion lower priority Indebtedness also may be acquired.

Participations represent fractional interests in a company's Indebtedness. The financial institutions which typically make Participations available are banks or insurance companies, governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation, or certain organizations such as the World Bank which are known as "supranational organizations." Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development. The Fund also may purchase trade claims and other direct obligations or claims (Trade Claims) of Reorganizing Companies. Indebtedness, Participations and Trade Claims may be illiquid as described above.

INVESTMENT COMPANY SECURITIES The Fund may invest from time to time in other investment company securities, subject to applicable law which restricts such investments. Such laws generally restrict the Fund's purchase of another investment company's voting securities to no more than three percent (3%) of the other investment company's securities, no more than five percent (5%) of the Fund's assets in any single investment company's securities and no more than ten percent (10%) of the Fund's assets in all investment company securities.

Investors should recognize that the Fund's purchase of the securities of investment companies results in layering of expenses. This layering may occur because investors in any investment company, such as the Fund, indirectly bear a proportionate share of the expenses of the investment company, including operating costs, and investment advisory and administrative fees.

LOANS OF PORTFOLIO SECURITIES To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 33 1/3% of the value of the Fund's total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 100% of the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of trustees, I.E., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

MORTGAGE-BACKED SECURITIES The Fund may invest in securities representing interests in an underlying pool of real estate mortgages (mortgage-backed securities). The mortgage-backed securities which the Fund may purchase may be issued or guaranteed by the U.S. government, certain U.S. government agencies or certain government sponsored corporations or organizations or by certain private, non-government corporations, such as banks and other financial institutions. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

CMOs are debt securities issued by the entities listed above. The payment of interest on the debt securities depends upon the scheduled payments on the underlying mortgages and, thus, the CMOs are said to be "collateralized" by the pool of mortgages. CMOs are issued in a number of classes or series with different maturities. The classes or series are paid off completely in sequence as the underlying mortgages are repaid. Certain of these securities may have variable interest rates which adjust as interest rates in the securities market generally rise or fall. Other CMOs may be stripped, which means that only the principal or interest feature of the underlying security is passed through to the Fund.

REMICs, which were authorized under certain tax laws, are private entities formed for the purpose of holding a fixed pool of mortgages. The mortgages are backed by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Certain of these private-backed securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

DISTRESSED MORTGAGE OBLIGATIONS The Fund also may invest directly in distressed mortgage obligations. A direct investment in a distressed mortgage obligation involves the purchase by the Fund of a lender's interest in a mortgage granted to a borrower, where the borrower has experienced difficulty in making its mortgage payments, or for which it appears likely that the borrower will experience difficulty in making its mortgage payments. As is typical with mortgage obligations, payment of the loan is secured by the real estate underlying the loan. By purchasing the distressed mortgage obligation, the Fund steps into the shoes of the lender from a risk point of view.

Unlike mortgage-backed securities, which generally represent an interest in a pool of loans backed by real estate, investing in direct mortgage obligations involves the risks of a lender. These risks include the ability or inability of a borrower to make its loan payments and the possibility that the borrower will prepay the loan in advance of its scheduled payment time period, curtailing an expected rate and timing of return for the lender. Investments in direct mortgage obligations of distressed borrowers involve substantially greater risks and are highly speculative due to the fact that the borrower's ability to make timely payments has been identified as questionable. Borrowers that are in bankruptcy or restructuring may never pay off their loans, or may pay only a small fraction of the amount owed. If, because of a lack of payment, the real estate underlying the loan is foreclosed, which means that the borrower takes possession of the real estate, the Fund could become part owner of such real estate. As an owner, the Fund would bear any costs associated with owning and disposing of the real estate, and also may encounter difficulties in disposing of the real estate in a timely fashion. In addition, there is no assurance that the Fund would be able profitably to dispose of properties in foreclosure.

REAL ESTATE INVESTMENT TRUST (REIT) INVESTMENTS The Fund's equity investments may include investments in shares issued by REITs. A REIT is a pooled investment vehicle which purchases primarily income-producing real estate or real estate related loans or other real estate related interests. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment experience of the underlying real estate related investments.

The Fund's investments in real estate-related securities are subject to certain risks related to the real estate industry in general. These risks include, among others: changes in general and local economic conditions; possible declines in the value of real estate; the possible lack of availability of money for loans to purchase real estate; overbuilding in particular areas; prolonged vacancies in rental properties; property taxes; changes in laws related to the use of real estate in certain areas; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; the costs associated with damage to real estate resulting from floods, earthquakes or other material disasters not covered by insurance; and limitations on, and variations in, rents and changes in interest rates.

REPURCHASE AGREEMENTS The Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may invest up to 10% of its assets in repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager or its agent will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, I.E., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

RULE 144A SECURITIES In addition to other privately placed unregistered securities, the Fund may invest in unregistered securities which may be sold under Rule 144A of the Securities Act of 1933 (144A securities). 144A securities are restricted, which generally means that a legend has been placed on the share certificates representing the securities which states that the securities were not registered with the SEC when they were initially sold and may not be resold except under certain circumstances. In spite of the legend, certain securities may be sold to other institutional buyers provided that the conditions of Rule 144A are met. In the event that there is an active secondary institutional market for 144A securities, the 144A securities may be treated as liquid. As permitted by the federal securities laws, the board of trustees has adopted procedures in accordance with Rule 144A which govern when specific 144A securities held by the Fund may be deemed to be liquid. Due to changing markets or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities that have been registered with the SEC for sale.

SECURITIES OF COMPANIES IN THE FINANCIAL SERVICES INDUSTRY Certain provisions of the federal securities laws permit investment portfolios, including the Fund, to invest in companies engaged in securities-related activities only if certain conditions are met. Purchases of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (I.E., broker, dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other security the Fund may purchase.

The Fund also may purchase securities (not limited to equity or debt individually) of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, if the following conditions are met: (1) immediately after the purchase of any securities issuer's equity and debt securities, the purchase cannot cause more than 5% of the Fund's total assets to be invested in securities of that securities issuer;
(2) immediately after a purchase of equity securities of a securities issuer, the Fund may not own more than 5% of the outstanding securities of that class of the securities issuer's equity securities; and (3) immediately after a purchase of debt securities of a securities issuer, the Fund may not own more than 10% of the outstanding principal amount of the securities issuer's debt securities.

In applying the gross revenue test, an issuer's gross revenues from its own securities-related activities should be combined with its ratable share of the securities-related activities of enterprises of which it owns a 20% or greater voting or equity interest. All of the above percentage limitations are applicable at the time of purchase as well as the issuer's gross revenue test. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations must be made as though such warrant, right, or conversion privilege had been exercised.

The following transactions would not be deemed to be an acquisition of securities of a securities-related business: (i) receipt of stock dividends on securities acquired in compliance with the conditions described above; (ii) receipt of securities arising from a stock-for-stock split on securities acquired in compliance with the conditions described above; (iii) exercise of options, warrants, or rights acquired in compliance with the federal securities laws; (iv) conversion of convertible securities acquired in compliance with the conditions described above; and (v) the acquisition of demand features or guarantees (puts) under certain circumstances.

The Fund also is not permitted to acquire any security issued by the manager or any affiliated company (including Franklin Resources, Inc.) that is a securities-related business. The purchase of a general partnership interest in a securities-related business is also prohibited.

In addition, the Fund is generally prohibited from purchasing or otherwise acquiring any security (not limited to equity or debt individually) issued by any insurance company if the Fund and any company controlled by the Fund own in the aggregate or, as a result of the purchase, will own in the aggregate, more than 10% of the total outstanding voting stock of the insurance company. Certain state insurance laws impose similar limitations.

SECURITIES OF REORGANIZING COMPANIES AND COMPANIES SUBJECT TO TENDER OR EXCHANGE OFFERS The Fund also seeks to invest in the securities of Reorganizing Companies, or of companies as to which there exist outstanding tender or exchange offers. The Fund may from time to time participate in such tender or exchange offers. A tender offer is an offer by the company itself or by another company or person to purchase a company's securities at a higher (or lower) price than the market value for such securities. An exchange offer is an offer by the company or by another company or person to the holders of the company's securities to exchange those securities for different securities. There are no restrictions limiting the extent to which the Fund may invest in Reorganizing Companies, and the Fund could commit more than 50% of its assets to such investments in response to market cycles. In addition to typical equity and debt investments, the Fund's investments in Reorganizing Companies may include Indebtedness, Participations and Trade Claims, as further described above.

SHORT SALES The Fund may make short sales of securities. There are two types of short sale transactions in which the Fund may engage, "naked short sales" and "short sales against the box." In a naked short sale transaction, the Fund sells a security it does not own in anticipation that the market price of that security will decline.

When the Fund makes a naked short sale, its broker borrows the security to be sold short and the broker-dealer maintains the proceeds of the short sale while the short position is open. The Fund must keep the proceeds account marked to market and must post additional collateral for its obligation to deliver securities to replace the securities that were borrowed and sold short. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund's obligation to replace borrowed securities will be secured by collateral deposited with the broker-dealer or the Fund's custodian bank, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed. The Fund will also be required to deposit similar collateral with its custodian bank to the extent, if any, (excluding any proceeds of the short sales) necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to any differential between the replacement price and the price at which it sold the security short, its potential loss is theoretically unlimited. In some circumstances, the Fund may receive the security in connection with a reorganization and, consequently, need not buy the security to be returned to the borrower.

The Fund also may engage in "short sales against the box." In a short sale against the box, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. In replacing the borrowed securities in the transaction, the Fund may either buy securities in the open market or use those in its portfolio.

[The Fund may engage in naked short sale transactions only if, after giving effect to such sales, the market value of all securities sold short does not exceed 5% of the value of its total assets or the Fund's aggregate short sales of a particular class of securities does not exceed 25% of the outstanding securities of that class.] The Fund may sell securities short against the box without limit.

Short sales carry the risk of loss if the price of the security sold short increases after the sale. In this situation, when the Fund replaces the borrowed security by buying the security in the securities markets, the Fund may pay more for the security than it has received from the purchaser in the short sale. The Fund may, however, profit from a change in the value of the security sold short, if the price decreases.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner or hold a substantial portion of its assets in cash. The Fund may also maintain temporary defensive investments while the manager seeks investments that satisfy its investment criteria. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.

Temporary defensive investments generally may include short-term debt securities such as obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and high quality commercial paper issued by banks or other U.S. and foreign issuers, as well as money market mutual funds. To the extent allowed by exemptions granted under the 1940 Act, and the Fund's other investment policies and restrictions, the manager also may invest the Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities.


OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------

The Fund has a board of trustees. Each trustee will serve until that person's successor is elected and qualified. The board has the responsibility for the overall management of the Fund, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, and principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.


INDEPENDENT BOARD MEMBERS
----------------------------------------------------------------------------------------------
                                                   NUMBER OF
                                                 PORTFOLIOS IN
                                                     FUND
                                                   COMPLEX
                                                 OVERSEEN BY           OTHER
NAME, AGE                         LENGTH OF         BOARD           DIRECTORSHIPS
AND ADDRESS        POSITION       TIME SERVED      MEMBER*               HELD
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
EDWARD I.          Trustee        Since []            6               None
ALTMAN,                            2003
Ph.D. (61)
51 John F.
Kennedy
Parkway
Short Hills,
NJ 07078
----------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Max L. Heine Professor of Financing and Vice Director, NYU Salomon Center, Stern School of
Business, New York University; editor and author of numerous financial publications; and
financial consultant.
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
ANN TORRE          Trustee        Since []            6               Independent
GRANT (44)                         2003                               Director, SLM
51 John F.                                                            Corporation
Kennedy                                                               (Sallie Mae).
Parkway
Short Hills,
NJ 07078
-----------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Independent strategic and financial consultant; and FORMERLY, Executive Vice President and
Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and
Vice President and Treasurer, US Airways, Inc. (until 1995).
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
BURTON J.          Trustee        Since []           14               None
GREENWALD                          2003
(73)
51 John F.
Kennedy
Parkway
Short Hills,
NJ 07078
----------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, B.J. Greenwald Associates, Management Consultants to the Financial
Services Industry.
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
ANDREW H.          Trustee        Since []           27               None
HINES, JR.                         2003
(79)
51 John F.
Kennedy
Parkway
Short Hills,
NJ 07078
----------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Consultant, Triangle Consulting Group; and formerly,Executive-in-residence, Eckerd College
(1991-2002); Chairman and Director, Precise Power Corporation (1990-1997); Director, Checkers
Drive-In Restaurant, Inc. (1994-1997); and Chairman of the Board and Chief Executive Officer,
Florida Progress Corporation (holding company in the energy area) (1982-1990) and director of various of its subsidiaries.
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
BRUCE A.          Trustee         Since []            6               None
MACPHERSON                         2003
(72)
51 John F.
Kennedy
Parkway
Short Hills,
NJ 07078
----------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers); and Partner and Owner McKinstry Inc., Chicopee, MA (manufacturer of electrical enclosures).
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
FRED R.            Trustee        Since []           27               None
MILLSAPS (73)                      2003
51 John F.
Kennedy
Parkway
Short Hills,
NJ 07078
----------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; and manager of personal investments
(1978-present); and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking
Corporation (1969-1978); Financial Vice President, Florida Power and Light (1965-1969); and
Vice President, Federal Reserve Bank of Atlanta (1958-1965).
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
CHARLES            Trustee        Since []           11               None
RUBENS II                          2003
(72)
51 John F.
Kennedy
Parkway
Short Hills,
NJ 07078
----------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor.
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
LEONARD            Trustee        Since []           11               None
RUBIN (77)                         2003
51 John F.
Kennedy
Parkway
Short Hills,
NJ 07078
----------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Partner in LDR Equities, LLC (manages various personal investments); and FORMERLY, President,
F.N.C. Textiles, Inc.; and Chairman of the Board, Carolace Embroidery Co., Inc. (until 1996).
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
ROBERT E.          Trustee        Since []            9               Director, El Oro
WADE (56)                          2003                               Mining and
51 John F.                                                            Exploration
Kennedy                                                               Company, p.l.c.
Parkway                                                               and The
Short Hills,                                                          Exploration
NJ 07078                                                              Company, p.l.c.
----------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS
----------------------------------------------------------------------------------------------
                                                   NUMBER OF
                                                 PORTFOLIOS IN
                                                     FUND
                                                   COMPLEX
                                                 OVERSEEN BY           OTHER
NAME, AGE                         LENGTH OF         BOARD           DIRECTORSHIPS
AND ADDRESS        POSITION       TIME SERVED      MEMBER*               HELD
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
**WILLIAM J.       Trustee        Since []           16               None
LIPPMAN (77)                       2003
One Parker
Plaza, 9th
Floor
Fort Lee, NJ
07024
-----------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Resources, Inc. and Franklin Private Client Group, Inc.;
President, Franklin Advisory Services, LLC.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of two of the investment companies in Franklin Templeton
Investments.
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
**ANNE M.          Trustee        Since []            6               Director, Fortune
TATLOCK (63)                       2003                               Brands, Inc.
600 5th                                                               (consumer
Avenue, 7th                                                           products) and
Floor                                                                 Merck & Co. Inc.
New York, NY                                                          (pharmaceuticals)
10020 - 2302
----------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman and Chief Executive Officer, Fiduciary Trust Company International; Vice Chairman,
Member - Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
**DAVID J.         Trustee,       Since []            6               None
WINTERS (40)       [Chairman of    2003
51 John F.         the Board,]
Kennedy            President
Pkwy.              and Chief
Short Hills,       Executive
NJ 07078-2702      Officer -
                   Investment
                   Management
----------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Chief Investment Officer, and Chief Executive Officer, Franklin Mutual Advisers,
LLC., and of two of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
JIMMY D.           Senior Vice    Since []           Not Applicable   None
GAMBILL (55)       President       2003
500 East           and Chief
Broward            Executive
Blvd.              Officer
Suite 2100         -Finance and
Fort               Administration
Lauderdale,
FL 33394-3091
----------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.;
and officer of 50 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
DAVID P.          Vice            Since []           Not Applicable   None
GOSS (55)         President        2003
One Franklin
Parkway
San Mateo,
CA 94403-1906
----------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and
Director, Property Resources, Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer
and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust
(until 2000).
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
BARBARA J.         Vice          Since []            Not Applicable   None
GREEN (55)         President      2003
One Franklin
Parkway
San Mateo,
CA 94403-1906
----------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice
President, Templeton Worldwide, Inc. and officer of one of the other subsidiaries of
Franklin Resources, Inc., and of 50 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management,
Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special
Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney,
Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of
Massachusetts) (until 1979).
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
MICHAEL O.         Vice           Since []           Not Applicalbe   Director, FTI
MAGDOL (65)        President -     2003                               Banque, Arch
600 5th            AML                                                Chemicals, Inc.
Avenue             Compliance                                         and Lingnan
Rockefeller                                                           Foundation.
Center
New York, NY
10048-0772
----------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International;
officer and/or director, as the case may be of some of the other subsidiaries of Franklin
Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton
Investments.
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
BRUCE S.           Treasurer      Since []           Not Applicable   None
ROSENBERG          and Chief       2003
(41)               Financial
500 East           Officer
Broward
Blvd.
Suite 2100
Fort
Lauderdale,
FL 33394-3091
----------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; and officer of some of the subsidiaries of
Franklin Resources, Inc. and of 16 of the investment companies in Franklin Templeton
Investments.
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
MURRAY L.          Vice           Since []           Not Applicable   None
SIMPSON (65)       President       2003
One Franklin       and
Parkway            Secretary
San Mateo,
CA 94403-1906
----------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer
and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000);
and Director, Templeton Asset Management Ltd. (until 1999).
----------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**William J. Lippman is considered an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Resources, Inc., which is the parent company of the Fund's manager and distributor. Anne M. Tatlock is considered an interested person of the Fund under the federal securities laws due to her position as an officer and director of Franklin Resources, Inc. David J. Winters is considered an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is the Fund's manager.

The Fund pays noninterested board members [] per year plus [] per board or Audit Committee meeting attended. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The following table provides the total fees paid to noninterested board members by other funds within Franklin Templeton Investments.

                                                           NUMBER OF BOARDS IN
                          TOTAL FEES RECEIVED               FRANKLIN TEMPLETON
                             FROM FRANKLIN                 INVESTMENTS ON WHICH
NAME                    TEMPLETON INVESTMENTS/1 ($)            EACH SERVES/2
------------------------------------------------------------------------------
Edward I. Altman, Ph.D.         83,000                           2
Anne Torre Grant                83,000                           2
Burton J. Greenwald             73,750                           4
Andrew H. Hines, Jr.           209,500                          17
Bruce A. MacPherson             81,000                           2
Fred R. Millsaps               219,500                          17
Charles Rubens II              104,000                           4
Leonard Rubin                  118,000                           4
Robert E. Wade                 122,000                           3

----------
1. For the calendar year ended December 31, 2002.
2. We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.
----------

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Fund on December 31, 2002.

INDEPENDENT BOARD MEMBERS
--------------------------------------------------------------------------------
                                                 AGGREGATE DOLLAR
                                                  RANGE OF EQUITY
                                                    SECURITIES IN
                                                     ALL FUNDS
                                                 OVERSEEN BY THE
                                                 BOARD MEMBER IN
                                                  THE FRANKLIN
                                                 TEMPLETON FUND
NAME OF BOARD MEMBER                              COMPLEX
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Edward I. Altman, Ph.D.
--------------------------------------------------------------------------------
Ann Torre Grant
--------------------------------------------------------------------------------
Burton J. Greenwald
--------------------------------------------------------------------------------
Andrew H. Hines, Jr.
--------------------------------------------------------------------------------
Bruce A. MacPherson
--------------------------------------------------------------------------------
Fred R. Millsaps
--------------------------------------------------------------------------------
Charles Rubens II
--------------------------------------------------------------------------------
Leonard Rubin
--------------------------------------------------------------------------------
Robert E. Wade
--------------------------------------------------------------------------------



INTERESTED BOARD MEMBERS
--------------------------------------------------------------------------------
                                                 AGGREGATE DOLLAR
                                                  RANGE OF EQUITY
                                                    SECURITIES IN
                                                     ALL FUNDS
                                                 OVERSEEN BY THE
                                                 BOARD MEMBER IN
                                                  THE FRANKLIN
                                                 TEMPLETON FUND
NAME OF BOARD MEMBER                              COMPLEX
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
William J. Lippman
--------------------------------------------------------------------------------
David J. Winters
--------------------------------------------------------------------------------

BOARD COMMITTEES The noninterested board members have standing Audit, Pension, Nominating and Trustees' Compensation and Performance Committees. The Audit Committee is generally responsible for recommending the selection of the Fund's independent auditors, including evaluating their independence and meeting with such auditors to consider and review matters relating to the Fund's financial reports and internal accounting. The Audit Committee is composed of Edward I. Altman, Ann Torre Grant and Robert E. Wade. The Nominating Committee is responsible for nominating candidates for noninterested board member positions and is composed of Bruce A. MacPherson, Fred R. Millsap, Leonard Rubin and Robert E. Wade. The board members' Compensation and Performance Committee is generally responsible for recommending compensation and meeting fees for noninterested trustees and for evaluating their performance. The board members' Compensation and Performance Committee is composed of Edward I. Altman, Ann Torre Grant, Charles Rubens, II and Robert E. Wade.

The Nominating Committee sets trustees' fees and is responsible for the nomination of trustees to the board. When vacancies arise or elections are held, the Committee considers qualified nominees, including those recommended by shareholders who provide a written request to the board, care of the Fund's address at:

51 John F. Kennedy Parkway
Short Hills, NJ

INVESTMENT MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The Fund's manager is Franklin Mutual Advisers, LLC. The manager is an indirect, wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The manager also selects the brokers who execute the Fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Fund. Similarly, with respect to the Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

The Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the SEC. The Fund pays the manager a fee for managing the Fund's assets. The fee paid to the manager is comprised of two components. The first component is an annual base fee equal to [x.xx%] of the Fund's average daily net assets (Fixed Fee). The second component is a performance adjustment that either increases or decreases the base fee, depending on how the Fund has performed relative to its benchmark, the [3-Year Treasury Note] (Performance Fee). The maximum performance adjustment upward or downward is [x.xx%] annually. Depending on the performance of the Fund, during any fiscal year, the manager may receive as much as [x.xx%] or as little as [x.xx%] in management fees. During the first twelve months of the Fund's operations, the management fee will be charged at the base fee of 1.50%, with no performance adjustment.

ADMINISTRATIVE SERVICES. Franklin Templeton Services, LLC (FT Services) has an agreement with the Fund to provide certain administrative services and facilities for the Fund. FT Services is wholly owned by Resources and is an affiliate of the Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

The Fund pays FT Services a monthly fee equal to an annual rate of [x.xx%] of the Fund's average daily net assets.

SHAREHOLDER SERVICING AGENT. The Fund will reimburse Franklin Templeton Investor Services, LLC (Investor Services) for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services will not exceed the fee payable by the Fund to Investor Services in connection with maintaining shareholder accounts.

Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

The Fund also may pay servicing fees to certain financial institutions that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an employee sponsored retirement plan for which the institution, or its affiliate, provides participant level record keeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services' through the National Securities Clearing Corporation (NSCC) networking system (called "Networked Accounts"). In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and Networked Accounts.

CUSTODIAN. Bank of New York, Mutual Funds Division, 100 Church Street, New York, New York 10286, acts as custodian of the securities and other assets of the Fund. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

AUDITOR. Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, is the Fund's independent auditor.

HOW DOES THE FUND
BUY SECURITIES FOR ITS PORTFOLIO?
-------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless the manager believes that trading on a principal basis will not provide best execution. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

Because the Fund may, from time to time, invest in broker-dealers, it is possible that the Fund will own more than 5% of the voting securities of one or more broker-dealers through whom the Fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the Fund. To the extent the Fund places brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Fund, the Fund will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Fund to adhere to procedures adopted by the board to ensure that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

HOW DO I BUY AND EXCHANGE SHARES?
-------------------------------------------------------------------------------

The Fund continuously offers shares through securities dealers who have an agreement with Distributors.

Securities laws of states where the Fund offers shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

As described in "Exchanges" in the prospectus, the ability to exchange shares is subject to certain qualifications. If you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at the net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the prospectus.

If a substantial number of shareholders should tender their shares in a Repurchase Offer with a request for an exchange, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goal exists immediately. Money initially invested in short-term money market instruments will then be withdrawn and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The tender of shares to complete an exchange will be effected at net asset value as of the close of the New York Stock Exchange (NYSE) on the Repurchase Pricing Date of the repurchase Tender Offer if the request for exchange is received in proper form prior to the close of the NYSE on the Repurchase Request Deadline. The exchange of shares is subject to certain restrictions. See "Exchanges" in the prospectus.

GENERAL INFORMATION

If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or repurchase checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

SPECIAL SERVICES. There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

Certain shareholder servicing agents may be authorized to accept your transaction request.

HOW ARE SHARES VALUED?
-------------------------------------------------------------------------------

When you buy shares, you pay the offering price. The offering price is the net asset value per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the net asset value.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The Fund calculates the net asset value per share each business day at the close of trading on the NYSE (normally 1:00 p.m. Pacific time). The Fund does not calculate the net asset value on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its net asset value, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market as determined by the manager.

The Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value.

The Fund determines the value of a foreign security as of the close of trading on the foreign exchange on which the security is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the NAV. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the board.

Generally, trading in corporate bonds and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the net asset value is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the net asset value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

ADDITIONAL INFORMATION
ON DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

DISTRIBUTIONS OF NET INVESTMENT INCOME The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends the Fund pays are taxable to you as ordinary income.

DISTRIBUTIONS OF CAPITAL GAINS

CAPITAL GAIN DISTRIBUTIONS. The Fund may realize capital gains and losses on the sale of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

TAXATION OF FIVE YEAR GAINS.

o SHAREHOLDERS IN THE 10 AND 15% FEDERAL BRACKETS. If you are in the 10 or 15% individual income tax bracket, capital gain distributions generally are subject to a maximum rate of tax of 10%. However, if you receive distributions from the Fund's sale of securities that it owned for more than five years, these gains are subject to a maximum rate of tax of 8%. The Fund will inform you in January of the portion of any capital gain distributions you received for the previous year that were five year gains qualifying for this reduced tax rate.

o SHAREHOLDERS IN HIGHER FEDERAL BRACKETS. If you are in a higher individual income tax bracket (the 27% or higher bracket in 2003, or the 26% or higher bracket in 2004 and 2005), capital gain distributions generally are subject to a maximum rate of tax of 20%. BEGINNING IN THE YEAR 2006, any distributions from the Fund's sale of securities purchased after January 1, 2001, that it owned for more than five years will be subject to a maximum rate of tax of 18%.

INVESTMENTS IN FOREIGN SECURITIES The next three paragraphs describe tax considerations that are applicable to funds that invest in foreign securities.

PASS-THROUGH OF FOREIGN TAX CREDITS. The Fund may be subject to foreign withholding taxes on income from certain foreign securities. If more than 50% of the Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. THIS TREATMENT COULD INCREASE OR DECREASE THE FUND'S ORDINARY INCOME DISTRIBUTIONS TO YOU, AND MAY CAUSE SOME OR ALL OF THE FUND'S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC SECURITIES. The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, the Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. To qualify, it must meet certain qualification tests as specified by the Internal Revenue Code, including distributing at least 90% of its fiscal year income. The Fund's limitation on its ability to declare and pay cash dividends and other distributions on its shares may impair its ability to maintain its qualification as a regulated investment company. If the Fund were no longer qualified, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Internal Revenue Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o  98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

While the Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), it can give no assurances that its distributions will be sufficient to eliminate all taxes. The Fund's limitation on its ability to declare and pay cash dividends and other distributions on its shares may impair its ability to avoid these federal excise taxes.

SALE OR EXCHANGE OF SHARES: A tender of your Fund shares for repurchase or exchange will be a taxable transaction for federal income tax purposes. In general, the transaction will be treated as a sale or exchange of your Fund shares, if the repurchase or exchange (a) completely terminates your interest in the Fund, (b) is a distribution that is "substantially disproportionate," or (c) is treated as a distribution that is "not essentially equivalent to a dividend." A complete termination of a shareholder's interest generally requires that the shareholder dispose of all Fund shares directly owned or attributed to him or her. A "substantially disproportionate" distribution generally requires a reduction of more than 20% in the shareholder's proportionate interest in the Fund after all Fund shares are tendered. A distribution "not essentially equivalent to a dividend" requires that there be a "meaningful reduction" in the shareholder's interest, which should be the case if the shareholder has a minimal interest in the Fund, exercises no control over Fund affairs, and suffers a reduction in his or her proportionate interest. If, however, a tender of less than all of your Fund shares does not qualify for sale or exchange treatment, the purchase proceeds may be treated as a deemed dividend distribution.

The Fund intends to take the position that tendering shareholders will qualify for sale or exchange treatment. If the transaction is treated as a sale or exchange for tax purposes, any gain or loss recognized would be treated as a capital gain or loss by shareholders that hold their Fund shares as a capital asset. The individual tax rate on any gain from a tender of your Fund shares for repurchase or exchange will depend on your marginal tax rate and on how long you have held your Fund shares.

o SHAREHOLDERS IN THE 10 AND 15% FEDERAL BRACKETS. If you are in the 10 or 15% individual income tax bracket, gains from the sale of your Fund shares generally are subject to a maximum rate of tax of 10%. However, if you owned your shares for more than five years, these gains are subject to a maximum rate of tax of 8%.

o SHAREHOLDERS IN HIGHER FEDERAL BRACKETS. If you are in a higher individual income tax bracket (the 27% or higher bracket in 2002 and 2003, or 26% or higher bracket in 2004 and 2005), gains from the sale of your Fund shares generally are subject to a maximum rate of tax of 20%. BEGINNING IN THE YEAR 2006, any gains from the sale of Fund shares purchased after January 1, 2001, that you owned for more than five years will be subject to a maximum rate of tax of 18%. However, if you made an election to mark your Fund shares to market as of January 2, 2001, any Fund shares that you acquired before this date will also be eligible for the 18% maximum rate of tax, BEGINNING IN 2006.

If the transaction is not treated as a sale or exchange, the amount received upon a tender of Fund shares may consist in whole or in part of ordinary dividend income, a return of capital or capital gain, depending on the Fund's earnings and profits for its taxable year and the shareholder's tax basis in the Fund shares. There is also a risk that non-tendering shareholders may be considered to have received a deemed distribution that may be a taxable dividend in whole or in part.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

DEFERRAL OF BASIS. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
o You sell some or all of your original shares within 90 days of their purchase, and
o You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association
(FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by a fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because the income of the Fund is derived from a mix of investments, including investments in foreign securities and investments earning interest rather than dividend income (neither of which qualify for this deduction), it is expected that only a small percentage of the Fund's income dividends will be eligible for the corporate dividends-received deduction.

INVESTMENT IN COMPLEX SECURITIES The Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example,

DERIVATIVES. The Fund is permitted to invest in certain options, futures, forwards or foreign currency contracts. If it makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund would also be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

CONSTRUCTIVE SALES. The Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position.

TAX STRADDLES. The Fund's investment in options, futures, forwards, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

SECURITIES PURCHASED AT DISCOUNT. The Fund is permitted to invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. The Fund may also invest in distressed mortgage obligations or other debt obligations in or pending default. In certain circum-stances, the Fund may be required to continue to accrue income that it will not receive until a workout or restructuring occurs. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

EACH OF THESE INVESTMENTS BY THE FUND IN COMPLEX SECURITIES IS SUBJECT TO SPECIAL TAX RULES THAT COULD AFFECT THE AMOUNT, TIMING AND/OR TAX CHARACTER OF INCOME REALIZED BY THE FUND AND DISTRIBUTED TO YOU.


BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

The Fund continuously offers its shares through securities dealers who have an agreement with Distributors. A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to sale and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INITIAL SALES CHARGES The maximum initial sales charge is 5.75%. The initial sales charge may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases. Franklin Templeton funds include the U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.

CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in Franklin Templeton funds. You also may combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in Franklin Templeton funds to determine the sales charge that applies.

LETTER OF INTENT (LOI). You may buy shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any shares you sell during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, lesssales, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less sales, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less sales) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will repurchase an appropriate number of reserved shares to realize the difference. If you sell the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.

GROUP PURCHASES. If you are a member of a qualified group, you may buy shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o   Was formed at least six months ago,

o   Has a purpose other than buying Fund shares at a discount,

o   Has more than 10 members,

o   Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group generally does not include a 403(b) plan that only allows salary deferral contributions, although any such plan that purchased the Fund's shares at a reduced sales charge under the group purchase privilege before February 1, 1998, may continue to do so.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Fund shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 365 days:

o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Sale proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

   If you immediately placed your sale proceeds in a Franklin Bank certificate of deposit (CD) or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you sell your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

o Distributions from an existing retirement plan invested in Franklin Templeton funds.

WAIVERS FOR CERTAIN INVESTORS. Fund shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We may accept orders for these accounts by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs.

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors.

o Registered securities dealers and their affiliates, for their investment accounts only.

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer.

o Officers, trustees, directors and full-time employees of Franklin Templeton Investments, and their family members, consistent with our then-current policies.

o Any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days.

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer.

o  Accounts managed by Franklin Templeton Investments.

o Certain unit investment trusts and their holders reinvesting distributions from the trusts.

o  Group annuity separate accounts offered to retirement plans.

o Chilean retirement plans that meet the requirements described under "Retirement plans" below.

o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code.

RETIREMENT PLANS. Effective January 1, 2003, (i) individual retirement accounts
(IRAs) with investments of $1 million or more, (ii) Employer Sponsored Retirement Plans that are DCS Plans, with assets of $10 million or more, (iii) Employer Sponsored Retirement Plans that are not DCS Plans with assets of $1 million or more, (iv) DCS Plans with assets of less than $10 million if Class R shares are not offered on a particular fund (as is the case with the Fund), and
(v) investors who open a Franklin Templeton IRA Rollover with less than $1 million from a retirement plan that offered Franklin Templeton funds other than a current or former Franklin Templeton employee or as the result of a spousal rollover, a QDRO or a rollover of assets from a same employer sponsored Franklin Templeton money purchase pension plan in existence prior to January 1, 2003, to a new or existing Franklin Templeton profit sharing plan, are eligible to purchase the Fund's shares without an initial sales charge.

A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, Employee Retirement Income Security Act (ERISA) covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services.

Retirement plans that are not Qualified Retirement Plans, SIMPLEs (savings incentive match plans for employees) or SEPs (employer sponsored simplified employee pension plans established under section 408(k) of the Internal Revenue
Code) must meet the group purchase requirements described above to be able to buy Fund shares without an initial sales charge. We may enter into a special arrangement with a securities dealer, based on criteria established by the Fund, to add together certain small Qualified Retirement Plan accounts for the purpose of meeting these requirements.

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The Fund's shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS          SALES CHARGE (%)
------------------------------------------------------------
Under $30,000                            3.0
$30,000 but less than $50,000            2.5
$50,000 but less than $100,000           2.0
$100,000 but less than $200,000          1.5
$200,000 but less than $400,000          1.0
$400,000 or more                         0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Fund's prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of $1 million or more: 1% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million.

In addition, Distributors or one of its affiliates may pay up to 1% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million, out of its own resources, to securities dealers who initiate and are responsible for purchases of the Fund's shares without an initial sales charge by DCS Plans and retirement plans for which a Distributor's affiliate serves as trustee or custodian. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 18 months of the calendar month of purchase. Other conditions may apply. Other terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer. [COMMENT:
Describe any other revenue sharing payments.]

In addition to the payments above, Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton funds. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton funds. The amount of support may be affected by: total sales; net sales; levels of redemptions and repurchases of shares tendered during a Repurchase Offer; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton Investments. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

[EARLY WITHDRAWAL CHARGE OR CONTINGENT DEFERRED SALES CHARGE (CDSC) An early withdrawal charge, or CDSC, may apply on any shares you sell within 18 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less. [COMMENT: Provide disclosure regarding the applicable CDSC waivers that is consistent with the related prospectus disclosure.]

THE FUND'S UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

HOW DOES THE FUND MEASURE PERFORMANCE?
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of shares quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Because the Fund is new, it has no performance history and thus no performance quotations have been provided.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely liquidated at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return before taxes quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:

                                       n
                                 P(1+T) = ERV

where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return
n    =     number of years
ERV  =     ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS Average annual total return after taxes on distributions is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely liquidated at the end of each period and the deduction of all applicable charges and fees, but assumes that the sale of shares itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (E.G., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any sales of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:

                                       n
                                 P(1+T) = ATV
                                             D
where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return (after taxes on distributions)
n    =     number of years
ATV =     ending value of a hypothetical $1,000 payment made at the beginning
   D of each period at the end of each period, after taxes on fund distributions but not after taxes on sale of shares.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of Fund shares. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely liquidated at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of Fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (E.G., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any sales of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon sale of shares is calculated by subtracting the tax basis from the sale proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the sale, or adding the tax benefit from capital losses resulting from the sale. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (E.G., short-term or long-term) of capital gain or loss upon sale of shares is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the sale date and in accordance with federal law applicable on the sale date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the sale, so that the taxpayer may deduct the capital losses in full.

The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:

                                      n
                                P(1+T) = ATV
                                            DR

where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return (after taxes on distributions and sales of shares)
n    =     number of years
ATV  =     ending value of a hypothetical $1,000 payment made at the beginning
   DR of each period at the end of each period, after taxes on fund distributions and sale of shares.

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely liquidated at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return.

VOLATILITY

Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

[The Fund also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.]

The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the investment advisors and underwriter of Franklin Templeton Investments.

COMPARISONS

To help you better evaluate how an investment in the Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o The New York Stock Exchange composite or component indices - an unmanaged capitalization-weighted index of all industrial, utilities, transportation and finance stocks listed on the NYSE.

o Wilshire 5000 Total Market Index - measures the performance of all U.S.-headquartered equity securities with readily available price data. Over 6,500 capitalization-weighted security returns are used to adjust the index. The Wilshire 5000 is the broadest measure of the entire U.S. stock market.

o Lipper, Inc. - Mutual Fund Performance Analysis and Lipper - Equity Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o WIESENBERGER(R) MUTUAL FUND REPORT, a Thomson Financial company - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

o MUTUAL FUND SOURCE BOOK, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

o Financial publications: The WALL STREET JOURNAL, and BUSINESS WEEK, CHANGING TIMES, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o STOCKS, BONDS, BILLS, AND INFLATION, published by Ibbotson Associates - historical measure of yield, price, and total return for large and small company stock, long-term government bonds, Treasury bills, and inflation.

o Savings and Loan Historical Interest Rates - as published by the Federal Reserve H15 Report.

o Historical data supplied by the research departments of CS First Boston Corporation, the JPMorgan Chase Bank, Salomon Smith Barney Inc., Merrill Lynch, and Lehman Brothers(R).

o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare the Fund's performance to the return on CDs or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 50 years and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $257 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 102 U.S. based open-end investment companies to the public. The Fund may identify itself by its CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. As noted in the prospectus, shares of the Fund are generally sold through securities dealers. Investment representatives of such securities dealers are experienced professionals who can offer advice on the type of investment suitable to your unique goals and needs, as well as the types of risks associated with such investment.

From time to time, the number of shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
[COMMENT: to be supplied]


                                                                           sai


                          FRANKLIN MUTUAL RECOVERY FUND
                                    FORM N-2

                           PART C - OTHER INFORMATION

ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS

(1)   Financial Statements:

           Included in Parts A/B:

           Report of Independent Auditors [to be supplied]

           Statement of Assets and Liabilities [to be supplied]

(2)   Exhibits

           (a)   Charter

                (i)  Agreement and Declaration of Trust

                (ii) Certificate of Trust dated January 31, 2003

           (b)  By-Laws

               (i)   By-Laws

           (c)  Voting Trust Agreement

                Not Applicable

           (d)  (i)  Specimen of Stock Certificate

                Not Applicable

                (ii) Agreement and Declaration of Trust

                     ARTICLE III - SHARES
                     SECTIONS 1-8

                     ARTICLE V - SHAREHOLDERS' VOTING POWERS AND MEETINGS SECTIONS 1-5

                     ARTICLE IX - AMENDMENTS
                     SECTION 2

                     ARTICLE X - MISCELLANEOUS
                     SECTIONS 2-4

               (iii) By-Laws

                      ARTICLE II - MEETINGS OF SHAREHOLDERS

                      ARTICLE VII - GENERAL MATTERS
                      SECTIONS 3-7

                      ARTICLE VIII - AMENDMENTS
                      SECTIONS 1 AND 3

                (iv) PART A: Prospectus
                     "Description of Shares"

           (e)  Dividend Reinvestment Plan

                Not Applicable

           (f)  Long-Term Debt Instruments

                Not Applicable

           (g)  Investment Advisory Agreement

                (i) Form of Investment Advisory Agreement between Registrant and Franklin Mutual Advisers, LLC

           (h)  Underwriting Agreement

                (i) Form of Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc.

                (ii) Form of Dealer Agreement between Franklin/Templeton
                     Distributors, Inc. and Securities Dealers dated March 1,
                     1998

           (i)  Bonus, Profit Sharing, Pension Plans

                Not Applicable

           (j)  Custodian Agreements and Depository contracts

                (i)  Master Custody Agreement dated February 16, 1996

                (ii) Amendment dated May 7, 1997 to Master Custody Agreement

               (iii) Amendment dated February 27, 1998 to Master Custody
                     Agreement dated February 16, 1996

                (iv) Amendment dated May 16, 2001 to Master Custody Agreement dated February 16, 1996

                (v) Amendment dated [ ] to Exhibit A of the Master Custody Agreement dated February 16, 1996
                     [to be supplied]

                (vi) Amended and Restated Foreign Custody Manager Agreement
                     made as of May 16, 2001

                (vii)Amendment dated [ ] to Schedule 2 of the Amended
                     and Restated Foreign Custody Manager Agreement made as of May 16, 2001 [to be supplied]

               (viii)Terminal Link Agreement dated February 16, 1996

           (k)  Other Material Contracts

                (i) Form of Fund Administration Agreement between the Registrant and Franklin Templeton Services, LLC dated [ ]

           (l) Opinion and Consent of Stradley, Ronon, Stevens & Young, LLP [to be supplied]

           (m)  Non-Resident Officers/Directors - Consent to Service of
                Process.

                Not Applicable

           (n)  Other Opinions and Consents

                Consent of Ernst & Young [to be supplied]

           (o)  Omitted Financial Statements

                Not Applicable

           (p)  Agreement Re: Initial Capital Letter of Investment Intent

                Not Applicable

           (q)  Model Retirement Plans

                Not Applicable

           (r)  Code of Ethics dated December 2002

           (s)  Power of Attorney [to be supplied]

ITEM 25.   MARKETING ARRANGEMENTS

           None

ITEM 26.   OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

The following table sets forth the expenses to be incurred in connection with the offering described in this Registration Statement:

SEC/BLUE SKY Fees ........................................... $
Printing and Engraving Expenses .............................
Legal Fees ..................................................
Audit Fees ..................................................
Accounting/Transfer Agent Fees ..............................
Miscellaneous Expenses ......................................
Total ....................................................... $

ITEM 27.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

           Not Applicable

ITEM 28.   NUMBER OF HOLDERS OF SECURITIES AS OF FEBRUARY 10, 2003

           None

ITEM 29.   INDEMNIFICATION.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Please see the Declaration of Trust, By-Laws, Management Agreement, and Distribution Agreement filed herewith as exhibits and incorporated herein by reference.

ITEM 30.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

Franklin Mutual Advisers, LLC (Mutual Advisers), an indirect, wholly owned subsidiary of Franklin Resources, Inc., serves as the Registrant's investment adviser. The officers of Mutual Advisers also serve as officers and/or directors/trustees for its corporate parent, Franklin Resources, Inc. and/or other investment companies in Franklin Templeton Investments. For additional information please see Part B and Schedules A and D of Form ADV of Mutual Advisers (SEC File 801-53068) incorporated herein by reference, which sets forth the officers of Mutual Advisers and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers during the past two years.

ITEM 31.   LOCATION OF ACCOUNTS AND RECORDS.

      The accounts, books or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, are kept by the Registrant at 51 John F. Kennedy Parkway, Short Hills, NJ 07078 or its shareholder services agent, Franklin Templeton Investors Services, LLC, at One Franklin Parkway, San Mateo, CA 94403-1906.

ITEM 32.   MANAGEMENT SERVICES

           Not Applicable

ITEM 33.   UNDERTAKINGS

     (1)   Not Applicable

     (2)   Not Applicable

     (3)   Not Applicble

     (4)   Registrant undertakes:

          (a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

               (1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (1933 Act);

               (2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement and

               (3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

          (b) that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

     (5)   Not Applicable

     (6) Registrant further undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.


                                    SIGNATURE

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Mateo, and the State of California, on the 10th day of February, 2003


                                    FRANKLIN MUTUAL RECOVERY FUND
                                    (Registrant)


                                    By:   /s/ Murray L. Simpson
                                         ----------------------
                                          Murray L. Simpson
                                          Acting President


Pursuant to the requirements of the Securities Act of 1933 this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


-------------------------------------------------------------------------------
     SIGNATURE                    TITLE                   DATE
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

/s/ Murray L. Simpson       Trustee, Acting            February 10, 2003
---------------------       President and Acting
Murray L. Simpson           Treasurer
-------------------------------------------------------------------------------




                          FRANKLIN MUTUAL RECOVERY FUND
                             REGISTRATION STATEMENT

                                  EXHIBIT INDEX

-------------------------------------------------------------------------------
   EXHIBIT NO.               DESCRIPTION                   LOCATION
-------------------------------------------------------------------------------
EX-99.2(a)(i)     Agreement and Declaration of Trust       Attached
-------------------------------------------------------------------------------
EX-99.2(a)(ii)    Certificate of Trust                     Attached
-------------------------------------------------------------------------------
EX-99.2(b)(i)     By-Laws                                  Attached
-------------------------------------------------------------------------------
EX-99.2(g)(i)     Form of Investment Advisory              Attached
                  Agreement
-------------------------------------------------------------------------------
EX-99.2(h)(i)     Form of Distribution Agreement           Attached
                  between Registrant and
                  Franklin/Templeton Distributors,
                  Inc.
-------------------------------------------------------------------------------
EX-99.2(h)(ii)    Form of Dealer Agreement between         Attached
                  Franklin/Templeton Distributors,
                  Inc. and Securities Dealers dated
                  March 1, 1998
-------------------------------------------------------------------------------
EX-99.2(j)(i)     Master Custody Agreement dated           Attached
                  February 16, 1996
-------------------------------------------------------------------------------
EX-99.2(j)(ii)    Amendment dated May 17, 1997             Attached
                  to Master Custody Agreement
-------------------------------------------------------------------------------
EX-99.2(j)(iii)   Amendment dated February 27, 1998        Attached
                  to Master Custody Agreement dated
                  May 16, 1996
-------------------------------------------------------------------------------
EX-99.2(j)(iv)    Amendment dated May 16, 2001 to          Attached
                  Master Custody Agreement dated
                  May 16, 1996
-------------------------------------------------------------------------------
EX-99.2(j)(vi)    Amended and Restated Foreign             Attached
                  Custody Manager Agreement made as
                  of May 16, 1996
-------------------------------------------------------------------------------
EX-99.2(j)(viii)  Terminal Link Agreement dated            Attached
                  February 16, 1996
-------------------------------------------------------------------------------
EX-99.2(k)(i)     Form of Fund Administration              Attached
                  Agreement between the Registrant
                  and Franklin Templeton Services,
                  LLC dated [ ]
-------------------------------------------------------------------------------
EX-99.2(r)        Code of Ethics dated December 2002       Attached
-------------------------------------------------------------------------------